File No. 333-100610
                                                                      811-21236

                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                                         FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]

      Pre-Effective Amendment No.                                       [__]

      Post-Effective Amendment No. 1                                    [X]

                                            and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]

      Amendment No. 1                                                   [X]

                             (Check appropriate box or boxes.)

                                DREYFUS PREMIER STOCK FUNDS
                     (Exact Name of Registrant as Specified in Charter)


            c/o The Dreyfus Corporation
            200 Park Avenue, New York, New York       10166
            (Address of Principal Executive Offices)  (Zip Code)

      Registrant's Telephone Number, including Area Code: (212) 922-6000

                                    Mark N. Jacobs, Esq.
                                      200 Park Avenue
                                  New York, New York 10166
                          (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

            immediately upon filing pursuant to paragraph (b)
      ----
       X    on February 1, 2004 pursuant to paragraph (b)
      ----
            60 days after filing pursuant to paragraph (a)(1)
      ----
            on     (DATE)      pursuant to paragraph (a)(1)
               ---------------
      ----
            75 days after filing pursuant to paragraph (a)(2)
      ----
            on     (DATE)      pursuant to paragraph (a)(2) of Rule 485
               ---------------
      ----

If appropriate, check the following box:

            this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
      ----

Dreyfus Premier
International Equity Fund

Seeks long-term growth of capital


PROSPECTUS February 1, 2004


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



Contents


The Fund
--------------------------------------------------------------------------------

Goal/Approach                                                                1

Main Risks                                                                   2

Past Performance                                                             4

Expenses                                                                     5

Management                                                                   6

Financial Highlights                                                         7

Your Investment
--------------------------------------------------------------------------------


Account Policies                                                            10

Distributions and Taxes                                                     14

Services for Fund Investors                                                 15

Instructions for Regular Accounts                                           16

Instructions for IRAs                                                       18


For More Information
--------------------------------------------------------------------------------

BACK COVER

Note to Investors
--------------------------------------------------------------------------------

MASTER/FEEDER STRUCTURE


The fund invests its assets in a "master portfolio" that has the same investment objective and policies as the fund -- namely, The Boston Company International Core Equity Portfolio of the Mellon Institutional Funds Master Portfolio. This is known as a master/feeder fund arrangement. Feeder funds investing in the same master portfolio seek to reduce their operating expenses by sharing the costs of managing a large pool of assets. The fund and its master portfolio expect to maintain a consistent investment objective, but if they do not, the fund will withdraw from the master portfolio, receiving either cash or securities in exchange for its interest in the master portfolio. The fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action. Except as indicated, the term "fund" is used in the "Goal/Approach" and "Main Risks" sections of this prospectus to mean the fund and the master portfolio in which it invests.


Dreyfus Premier International Equity Fund
---------------------------------
 Ticker Symbols  CLASS A: DIEAX


                 CLASS B: DIEBX
                 CLASS C: DIECX
                 CLASS R: DIERX
                 CLASS T: DIETX


The Fund

GOAL/APPROACH

The fund seeks long-term growth of capital. To pursue this goal, the fund invests in a master portfolio which invests, under normal circumstances, at least 80% of its assets in equity securities of companies located in the foreign countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE((reg.tm))) Index and Canada. The fund's investment objective is non-fundamental and may be changed by the fund's board without shareholder approval. The fund's stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings or shortly thereafter. The fund also may invest up to 20% of its net assets in high grade fixed-income securities of any maturity or duration.

The fund intends to invest in a broad range of (and in any case at least five different) countries. The fund is not required to invest in every country represented in, or to match the country weightings of, the EAFE Index. The fund may invest up to 25% of its assets in securities of issuers located in emerging market countries, but no more than 5% of its assets may be invested in issuers located in any one emerging market country.

The fund invests in stocks that appear to be undervalued (as measured by their price/earnings ratios) and that may have value and/or growth characteristics. The portfolio managers employ a bottom-up investment approach which emphasizes individual stock selection.

* STOCK SELECTION. The portfolio managers use proprietary quantitative models and traditional qualitative analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts.

* COUNTRY ALLOCATIONS. The portfolio managers seek to generally allocate country weightings in accordance with the EAFE Index. Deviations from the EAFE Index country weightings may occur.

* SECTOR AND INDUSTRY ALLOCATIONS. The portfolio managers group stocks into microuniverses of similar companies within each country to facilitate comparisons. The portfolio managers use the sector allocations of the EAFE Index as a guide, but allocations may differ from those of the EAFE Index.

The stock selection process is designed to produce a diversified portfolio that, relative to the EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy.

Concepts to understand

EAFE INDEX: an unmanaged, market-capitalization weighted index that is designed to measure the performance of publicly traded stocks issued by companies in developed markets, excluding the U.S. and Canada.

The Fund 1


MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

* FOREIGN INVESTMENT RISK. The fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund's volatility.

* MARKET RISK. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

* ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

* VALUE/GROWTH STOCK RISK. By investing in a mix of growth and value companies, the fund assumes the risks of both. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund's performance may sometimes be lower or higher than that of other types of funds. Value stocks involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.


* MARKET SECTOR RISK. The fund may overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.


* EMERGING MARKET RISK. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price.

* DERIVATIVES RISK. The fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates). A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.

2

* IPO RISK. The fund may purchase securities of companies in initial public offerings (IPOs). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

Other potential risks

At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

Any investment in fixed-income securities will be subject primarily to interest rate and credit risks. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, to the extent the fund invests in bonds, the fund's share price. The longer the effective maturity and duration of these investments, the more likely the fund's share price will react to interest rates. Credit risk is the risk that the issuer of the security will fail to make timely interest or principal payments, and includes the possibility that any of the fund's fixed-income investments will have its credit rating downgraded.


Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and other money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.


What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

The Fund 3

PAST PERFORMANCE


The bar chart and table shown illustrate some of the risks of investing in the fund. The bar chart shows the changes in the performance of the fund's Class A shares from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the average annual total returns of each of the fund's share classes to those of the EAFE Index, an unmanaged index of stocks that are publicly traded in developed markets, excluding the U.S. and Canada. These returns include the fund's applicable sales loads. For periods prior to February 1, 2003, these performance figures for the fund represent solely the performance of the master portfolio (which reflects the performance of its predecessor fund) in which the fund invests its assets. Performance figures of the master portfolio have not been adjusted to reflect the fund's operating expenses; if these expenses had been reflected, such performance would have been lower. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary from the performance of the fund's other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares (based on the master portfolio's performance for periods prior to February 1, 2003, adjusted to reflect the sales load applicable to the fund's Class A). After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and reflect applicable sales loads, but do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


Year-by-year total returns AS OF 12/31 EACH YEAR (%)*


CLASS A SHARES

-7.01   2.14    7.44    -2.47   24.53   17.85   -4.77   -12.07  -6.48   37.40
94      95      96      97      98      99      00      01      02      03


BEST QUARTER:                    Q1 '98                          +21.51%

WORST QUARTER:                   Q3 '02                          -16.50%
--------------------------------------------------------------------------------





Average annual total returns AS OF 12/31/03*



                                                            1 Year                     5 Years                     10 Years
------------------------------------------------------------------------------------------------------------------------------------


CLASS A
RETURNS BEFORE TAXES                                        29.52%                      3.63%                      4.01%

CLASS A
RETURNS AFTER TAXES
ON DISTRIBUTIONS                                            29.19%                      2.46%                      2.39%

CLASS A
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                                         19.45%                      2.47%                      2.53%

CLASS B
RETURNS BEFORE TAXES                                        33.09%                      4.48%                      4.63%

CLASS C
RETURNS BEFORE TAXES                                        36.00%                      4.81%                      4.60%

CLASS R
RETURNS BEFORE TAXES                                        38.25%                      4.99%                      4.69%

CLASS T
RETURNS BEFORE TAXES                                        31.46%                      3.96%                      4.17%

EAFE INDEX
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                                     38.59%                     -0.05%                      4.47%
------------------------------------------------------------------------------------------------------------------------------------

*    FOR PERIODS PRIOR TO FEBRUARY 1, 2003, REFLECTS THE PERFORMANCE OF THE
     MASTER PORTFOLIO'S PREDECESSOR FUND - STANDISH INTERNATIONAL EQUITY FUND,
     AN OPEN-END REGISTERED INVESTMENT COMPANY WHICH CONTRIBUTED ALL OF ITS
     ASSETS TO THE MASTER PORTFOLIO BEFORE THE FUND COMMENCED INVESTMENT
     OPERATIONS.


4



EXPENSES


As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. The table and example reflect the combined expenses of the fund and the master portfolio in which it invests its assets.


Fee table

                                                          CLASS A         CLASS B        CLASS C        CLASS R        CLASS T
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                      5.75            NONE           NONE           NONE           4.50

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS           NONE*           4.00           1.00           NONE           NONE*
------------------------------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID
FROM FUND AND MASTER PORTFOLIO
ASSETS)


AS A % OF AVERAGE DAILY NET ASSETS

Management fees                                                .80             .80            .80            .80            .80

Rule 12b-1 fees                                               NONE             .75            .75           NONE            .25

Shareholder services fee                                       .25             .25            .25           NONE            .25


Other expenses                                              195.67          195.68         195.66         195.68         195.68
------------------------------------------------------------------------------------------------------------------------------------

TOTAL ANNUAL FUND OPERATING EXPENSES                        196.72          197.48         197.46         196.48         196.98

Fee waiver and/or expense reimbursements                   (195.22)        (195.23)       (195.21)       (195.23)       (195.23)
------------------------------------------------------------------------------------------------------------------------------------

NET OPERATING EXPENSES**                                      1.50            2.25           2.25           1.25           1.75




* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1% IF REDEEMED WITHIN ONE YEAR.


** THE DREYFUS CORPORATION HAS CONTRACTUALLY AGREED TO WAIVE RECEIPT OF ITS FEES AND/OR ASSUME THE EXPENSES OF THE FUND UNTIL THE FUND'S TOTAL ASSETS REACH $15 MILLION AND, IN ANY EVENT, AT LEAST UNTIL JANUARY 1, 2005, SO THAT FUND EXPENSES (EXCLUDING RULE 12B-1 FEES, SHAREHOLDER SERVICES FEES, TAXES, INTEREST, BROKERAGE COMMISSIONS, COMMITMENT FEES ON BORROWINGS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.25%.




Expense example

                                             1 Year             3 Years              5 Years               10 Years
------------------------------------------------------------------------------------------------------------------------------------


CLASS A                                      $719               $1,022               $1,346                $2,263

CLASS B
WITH REDEMPTION                              $628               $1,003               $1,405                $2,223***

WITHOUT REDEMPTION                           $228               $703                 $1,205                $2,223***

CLASS C
WITH REDEMPTION                              $328               $703                 $1,205                $2,585
WITHOUT REDEMPTION                           $228               $703                 $1,205                $2,585

CLASS R                                      $127               $397                 $686                  $1,511

CLASS T                                      $620               $976                 $1,356                $2,420

*** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
    THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The examples are based on net operating expenses, which reflect the expense waiver/reimbursement by Dreyfus. Because actual returns and expenses will be different, the example is for comparison only.


Concepts to understand

MANAGEMENT FEE: the fee paid to the adviser for managing the master portfolio in which the fund invests its assets.

RULE 12B-1 FEE: the fee paid to the fund's distributor for financing the sale and distribution of Class B, C and T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services.


OTHER EXPENSES: fees paid by the fund for the current fiscal year, including an administration fee of .10% payable to Dreyfus for providing or arranging for custody of fund assets, fund accounting and certain other fund administrative services, and for miscellaneous items such as transfer agency, professional and registration fees.


The Fund  5


MANAGEMENT


The fund's administrator is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $167 billion in approximately 200 mutual fund portfolios. The investment adviser for the master portfolio in which the fund invests all of its assets is The Boston Company Asset Management, LLC (TBCAM), Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. During the last fiscal period, the master portfolio paid TBCAM an investment advisory fee at the annual rate of 0.80% of the master portfolio's average daily net assets. TBCAM was founded in 1970 and manages more than $28 billion in assets in international and domestic equity and balanced portfolios for public, corporate, Taft-Hartley, defined benefit plans, as well as endowment/foundation clients and sub-advised relationships. TBCAM is a wholly owned subsidiary of Mellon Financial Corporation.

Dreyfus and TBCAM are wholly owned subsidiaries of Mellon Financial Corporation. Mellon is a global financial services company with approximately $3.5 trillion of assets under management, administration or custody, including approximately $657 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.

Remi J. Browne, CFA, and Peter S. Carpenter, CFA, are the primary portfolio managers. Mr. Browne is a vice president of TBCAM and chief investment officer of international equity and serves as lead portfolio manager for the firm's global and international equity strategy. Mr. Carpenter is a vice president of TBCAM and serves as an assistant portfolio manager and international research analyst.

The fund, TBCAM, Dreyfus and Dreyfus Service Corporation (the fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The TBCAM code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by TBCAM employees does not disadvantage any TBCAM-managed fund.


6
FINANCIAL HIGHLIGHTS


The following tables describe the performance of each share class for the period from February 1, 2003 (commencement of operations) to September 30, 2003. "Total return" shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.




                                                                                                             PERIOD ENDED
                                                                                                             SEPTEMBER 30,
CLASS A                                                                                                           2003
------------------------------------------------------------------------------------------------------------------------------------


PER-SHARE DATA ($):

Net asset value, beginning of period                                                                              17.16

From investment operations:  Net investment income((+))                                                             .12(1)

                             Net realized and unrealized gain on investments                                       3.87

 Total from investment operations                                                                                  3.99

 Net asset value, end of period                                                                                   21.15

 Total Return (%)                                                                                                 23.25(2,3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average daily net assets((+))                                                                  .99(3)

Ratio of net investment income to average daily net assets((+))                                                     .62(3)
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                                 9

((+))  FOR THE PERIOD INDICATED, THE ADMINISTRATOR VOLUNTARILY AGREED TO
REIMBURSE THE FUND FOR ALL OR A PORTION OF ITS OPERATING EXPENSE. IF THIS
VOLUNTARY ACTION HAD NOT BEEN TAKEN, THE INVESTMENT LOSS PER SHARE AND RATIOS
WOULD HAVE BEEN:

 NET INVESTMENT (LOSS) PER SHARE ($)   (25.60)(1)

 RATIOS (TO AVERAGE DAILY NET ASSETS) (%):

     EXPENSES                             130.43(3)

     NET INVESTMENT (LOSS)              (128.82)(3)

(1)  CALCULATED BASED ON AVERAGE SHARES OUTSTANDING.

(2) TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF EXPENSE WAIVERS
    AND WAS CALCULATED EXCLUSIVE OF SALES CHARGE.

(3)  NOT ANNUALIZED.


The Fund 7



FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                             PERIOD ENDED
                                                                                                             SEPTEMBER 30,
CLASS B                                                                                                           2003
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($):

Net asset value, beginning of period                                                                              17.16

From investment operations:  Net investment income((+))                                                             .03(1)

                             Net realized and unrealized gain on investments                                       3.95

 Total from investment operations                                                                                  3.98

 Net asset value, end of period                                                                                   21.14

 Total Return (%)                                                                                                 23.19(2,3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average daily net assets((+))                                                                 1.49(3)

Ratio of net investment income to average daily net assets((+))                                                     .13(3)
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                                43

((+)) FOR THE PERIOD INDICATED, THE ADMINISTRATOR VOLUNTARILY AGREED TO
     REIMBURSE THE FUND FOR ALL OR A PORTION OF ITS OPERATING EXPENSE. IF THIS
     VOLUNTARY ACTION HAD NOT BEEN TAKEN, THE INVESTMENT LOSS PER SHARE AND
     RATIOS WOULD HAVE BEEN:

 NET INVESTMENT (LOSS) PER SHARE ($)   (25.48)(1)

 RATIOS (TO AVERAGE DAILY NET ASSETS) (%):

     EXPENSES                             130.93(3)

     NET INVESTMENT (LOSS)              (129.31)(3)

(1)  CALCULATED BASED ON AVERAGE SHARES OUTSTANDING.

(2)  TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF EXPENSE WAIVERS AND
     WAS CALCULATED EXCLUSIVE OF SALES CHARGE.

(3)  NOT ANNUALIZED.

                                                                                                             PERIOD ENDED
                                                                                                             SEPTEMBER 30,
 CLASS C                                                                                                         2003
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

Net asset value, beginning of period                                                                             17.16

Net investment income((+))                                                                                         .03(1)

Net realized and unrealized gain on investments                                                                   3.95

Total from investment operations                                                                                  3.98

Net asset value, end of period                                                                                   21.14

Total Return (%)                                                                                                 23.19(2,3)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average daily net assets((+))                                                                1.48(3)

Ratio of net investment income to average daily net assets((+))                                                    .13(3)
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                               55

((+)) FOR THE PERIOD INDICATED, THE ADMINISTRATOR VOLUNTARILY AGREED TO
     REIMBURSE THE FUND FOR ALL OR A PORTION OF ITS OPERATING EXPENSE. IF THIS
     VOLUNTARY ACTION HAD NOT BEEN TAKEN, THE INVESTMENT LOSS PER SHARE AND
     RATIOS WOULD HAVE BEEN:

 NET INVESTMENT (LOSS) PER SHARE ($)   (25.73)(1)

 RATIOS (TO AVERAGE DAILY NET ASSETS) (%):

     EXPENSES                             130.92(3)

     NET INVESTMENT (LOSS)              (129.31)(3)

(1)  CALCULATED BASED ON AVERAGE SHARES OUTSTANDING.

(2)  TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF EXPENSE WAIVERS AND
     WAS CALCULATED EXCLUSIVE OF SALES CHARGE.

(3)  NOT ANNUALIZED.

8

                                                                                                       PERIOD ENDED
                                                                                                       SEPTEMBER 30,
CLASS R                                                                                                   2003
-----------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

Net asset value, beginning of period                                                                     17.16

Net investment income((+))                                                                                 .15(1)

Net realized and unrealized gain on investments                                                           3.97

Total from investment operations                                                                          4.12

Net asset value, end of period                                                                           21.28

Total Return (%)                                                                                         24.01(2,3)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average daily net assets((+))                                                        .83(3)

Ratio of net investment income to average daily net assets((+))                                           .79(3)
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                       9

((+)) FOR THE PERIOD INDICATED, THE ADMINISTRATOR VOLUNTARILY AGREED TO
     REIMBURSE THE FUND FOR ALL OR A PORTION OF ITS OPERATING EXPENSE. IF THIS
     VOLUNTARY ACTION HAD NOT BEEN TAKEN, THE INVESTMENT LOSS PER SHARE AND
     RATIOS WOULD HAVE BEEN:

 NET INVESTMENT (LOSS) PER SHARE ($)   (24.47)(1)

 RATIOS (TO AVERAGE DAILY NET ASSETS) (%):

     EXPENSES                             130.27(3)

     NET INVESTMENT (LOSS)              (128.65)(3)

(1)  CALCULATED BASED ON AVERAGE SHARES OUTSTANDING.

(2)  TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF EXPENSE WAIVERS AND
     WAS CALCULATED EXCLUSIVE OF SALES CHARGE.

(3)  NOT ANNUALIZED.

                                                                                                             PERIOD ENDED
                                                                                                             SEPTEMBER 30,
 CLASS T                                                                                                         2003
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

Net asset value, beginning of period                                                                             17.16

Net investment income((+))                                                                                         .09(1)

Net realized and unrealized gain on investments                                                                   3.96

Total from investment operations                                                                                  4.05

Net asset value, end of period                                                                                   21.21

Total Return (%)                                                                                                 23.60(2,3)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average daily net assets((+))                                                                1.16(3)

Ratio of net investment income to average daily net assets((+))                                                    .45(3)
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                                9

((+)) FOR THE PERIOD INDICATED, THE ADMINISTRATOR VOLUNTARILY AGREED TO
      REIMBURSE THE FUND FOR ALL OR A PORTION OF ITS OPERATING EXPENSE. IF THIS
      VOLUNTARY ACTION HAD NOT BEEN TAKEN, THE INVESTMENT LOSS PER SHARE AND
      RATIOS WOULD HAVE BEEN:

 NET INVESTMENT (LOSS) PER SHARE ($)   (24.48)(1)

 RATIOS (TO AVERAGE DAILY NET ASSETS) (%):

     EXPENSES                             130.60(3)

     NET INVESTMENT (LOSS)              (128.99)(3)

(1)  CALCULATED BASED ON AVERAGE SHARES OUTSTANDING.

(2) TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF EXPENSE WAIVERS A
    ND WAS CALCULATED EXCLUSIVE OF SALES CHARGE.

(3)  NOT ANNUALIZED.


The Fund 9

Your Investment

ACCOUNT POLICIES


The Dreyfus Premier funds are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described herein. In addition, such third parties may receive payments from Dreyfus in connection with their offering of fund shares to their customers, or for marketing, distri-bution or other services. The receipt of such payments could create an incentive for the third party to offer the fund instead of other mutual funds where such payments are not received. Consult a representative of your plan or financial institution for further information.

You will need to choose a share class before making your initial investment. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. In making your choice, you should consider how much you plan to invest and how long you plan to hold your investment, then weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but higher annual fees and a contingent deferred sales charge
(CDSC). Your financial representative can help you choose the share class that is appropriate for you.



Reduced Class A and Class T sales charge

LETTER OF INTENT: lets you purchase Class A and Class T shares over a 13-month period at the same sales charge as if all shares had been purchased at once.


RIGHT OF ACCUMULATION: when calculating your sales charge on Class A or Class T shares, you may take into account the value of any shares you own in this fund or in certain other Dreyfus Premier funds or Dreyfus Founders funds. For any such right of accumulation to be made available, at the time of purchase you must provide sufficient information to permit the confirmation of qualification


CONSULT THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.




* Class A shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon. If you invest $1 million or more (and are not eligible to purchase Class R shares), Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.


* Class B shares may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer-term investment horizon.

* Class C shares may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon.

* Class R shares are designed for eligible institutions and their clients (individuals may not purchase these shares directly).


* Class T shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and have a shorter-term investment horizon. However, if you invest $1 million or more in the fund, you should buy Class A shares, regardless of your investment horizon, because Class A has lower expenses than Class T.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees for Class B and Class C shares have the same purpose as the front-end sales charge on sales of Class A and Class T shares: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions for selling shares.



10


Share class charges

Each share class has its own fee structure. In some cases, you may not have to pay a sales charge or may qualify for a reduced sales charge to buy or sell shares. Consult your financial representative or refer to the SAI to see if this may apply to you.
--------------------------------------------------------------------------------

Sales charges

CLASS A AND CLASS T -- CHARGED WHEN YOU BUY SHARES

                                                     Sales charge                               Sales charge
                                                     deducted as a %                            as a % of your
Your investment                                      of offering price                          net investment
------------------------------------------------------------------------------------------------------------------------------------
                                                     Class               Class                  Class               Class
                                                     A                   T                      A                   T
------------------------------------------------------------------------------------------------------------------------------------

Up to $49,999                                        5.75%               4.50%                  6.10%               4.70%

$50,000 -- $99,999                                   4.50%               4.00%                  4.70%               4.20%

$100,000 -- $249,999                                 3.50%               3.00%                  3.60%               3.10%

$250,000 -- $499,999                                 2.50%               2.00%                  2.60%               2.00%

$500,000 -- $999,999                                 2.00%               1.50%                  2.00%               1.50%

$1 million or more*                                  0.00%               0.00%                  0.00%               0.00%

*    A 1.00% CDSC may be charged on any shares sold within one year of purchase
     (except shares bought through dividend reinvestment).

Class T shares also carry an annual Rule 12b-1 fee of 0.25% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS B -- CHARGED WHEN YOU SELL SHARES

                                    CDSC as a % of your initial
Years since purchase                investment or your redemption
was made                            (whichever is less)
--------------------------------------------------------------------------------

Up to 2 years                       4.00%

2 -- 4 years                        3.00%

4 -- 5 years                        2.00%

5 -- 6 years                        1.00%

More than 6 years                   Shares will automatically
                                    convert to Class A

Class B shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS C -- CHARGED WHEN YOU SELL SHARES

A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS R -- NO SALES LOAD OR RULE 12B-1 FEES

Buying shares

The net asset value (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The fund's NAV is derived by using the value of the master portfolio's investments which are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the master portfolio's board. Foreign securities held by the master portfolio may trade on days when the fund does not calculate its NAV and thus affect the fund's NAV on days when investors have no access to the fund.

Orders to buy and sell shares received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.
--------------------------------------------------------------------------------

Minimum investments

                                   Initial            Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS                   $1,000             $100; $500 FOR
                                                      DREYFUS TELETRANSFER
                                                      INVESTMENTS

TRADITIONAL IRAS                   $750               NO MINIMUM

SPOUSAL IRAS                       $750               NO MINIMUM

ROTH IRAS                          $750               NO MINIMUM

EDUCATION SAVINGS                  $500               NO MINIMUM
ACCOUNTS                                              AFTER THE FIRST YEAR

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Your Investment 11

ACCOUNT POLICIES (CONTINUED)

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

* if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

* the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares



Concepts to understand

NET ASSET VALUE (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B, C and R are offered at NAV, but Classes B and C generally are subject to higher annual operating expenses and a CDSC.




Limitations on selling shares by phone or online

Proceeds                    Minimum                   Maximum
sent by                     phone/online              phone/online
--------------------------------------------------------------------------------

CHECK*                      NO MINIMUM                $250,000 PER DAY

WIRE                        $1,000                    $500,000 FOR JOINT
                                                      ACCOUNTS EVERY 30 DAYS/
                                                      $20,000 PER DAY

DREYFUS                     $500                      $500,000 FOR JOINT
TELETRANSFER                                          ACCOUNTS EVERY 30 DAYS/
                                                      $20,000 PER DAY

* NOT AVAILABLE ONLINE ON ACCOUNTS WHOSE ADDRESS HAS BEEN CHANGED WITHIN THE LAST 30 DAYS.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

*    requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.


12


General policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund reserves the right to:


* refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four purchases/redemptions or exchanges (so-called roundtrips) during any twelve-month period)


* refuse any purchase or exchange request in excess of 1% of the fund's total assets

* change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

*    change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

Your Investment       13


DISTRIBUTIONS AND TAXES


The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, are taxable to you as qualified dividends and capital gains.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax advisor before investing.


14


SERVICES FOR FUND INVESTORS

The third party through whom you purchased fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.
--------------------------------------------------------------------------------

For investing

DREYFUS AUTOMATIC               For making automatic investments
ASSET BUILDER((reg.tm))         from a designated bank account.

DREYFUS PAYROLL                 For making automatic investments
SAVINGS PLAN                    through a payroll deduction.

DREYFUS GOVERNMENT              For making automatic investments
DIRECT DEPOSIT                  from your federal employment,
PRIVILEGE                       Social Security or other regular
                                federal government check.

DREYFUS DIVIDEND                For automatically reinvesting the
SWEEP                           dividends and distributions from
                                the fund into another Dreyfus fund
                                or certain Founders-advised funds
                                (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                   For making regular exchanges from
EXCHANGE PRIVILEGE              the fund into another Dreyfus fund
                                or certain Founders-advised funds.
--------------------------------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC               For making regular withdrawals
WITHDRAWAL PLAN                 from most Dreyfus funds. There will  be no CDSC
                                 on Class B shares, as long as the amount of any withdrawal does not exceed an annual rate of 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Exchange privilege


You can exchange shares worth $500 or more (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Founders-advised fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.


Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.

Reinvestment privilege


Upon written request, you can reinvest up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.


Account statements

Every fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Your Investment       15


INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

   Complete the application.

Mail your application and a check to:
Name of Fund
P.O. Box 55268, Boston, MA 02205-8502
Attn: Institutional Processing


TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to:
Name of Fund
P.O. Box 55268, Boston, MA 02205-8502
Attn: Institutional Processing



TO SELL SHARES

Write a letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund name

* the dollar amount you want to sell

* the share class

* how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to:
The Dreyfus Family of Funds
P.O. Box 55268, Boston, MA 02205-8502
Attn: Institutional Processing



           By Telephone


WIRE Call us to request an account application and an account number. Have your bank send your investment to The Bank of New York, with these instructions:


   * ABA# 021000018

   * DDA# 8900479922

   * the fund name

   * the share class


   * your account number


   * name(s) of investor(s)

   * dealer number if applicable


   Return your application with the account number on the application.


WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# 8900479922

* the fund name

* the share class

* your account number

* name(s) of investor(s)

* dealer number if applicable


ELECTRONIC CHECK Same as wire, but insert "111" before your 14-digit account number.


DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Call us to request your transaction.

WIRE Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

DREYFUS TELETRANSFER Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

CHECK Call us or your financial representative to request your transaction. A check will be sent to the address of record.

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS FAMILY OF FUNDS.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

16



INSTRUCTIONS FOR REGULAR ACCOUNTS (continued)

   TO OPEN AN ACCOUNT

            Online (www.dreyfus.com)



TO ADD TO AN ACCOUNT

DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Visit the Dreyfus Web site to request your transaction.

TO SELL SHARES

WIRE Visit the Dreyfus Web site to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

DREYFUS TELETRANSFER Visit the Dreyfus Web site to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

CHECK Visit the Dreyfus Web site to request your transaction. A check will be sent to the address of record.

           Automatically

WITH AN INITIAL INVESTMENT Indicate on your application which automatic service(s) you want. Return your application with your investment.

ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

AUTOMATIC WITHDRAWAL PLAN Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

Your Investment       17


INSTRUCTIONS FOR IRAS

   TO OPEN AN ACCOUNT

            In Writing

Complete an IRA application, making sure to specify the fund name and to indicate the year the contribution is for.

 Mail your application and a check to:
The Dreyfus Trust Company, Custodian P.O. Box 55552, Boston, MA 02205-8568 Attn:
Institutional Processing

TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check. Indicate the year the contribution is for.

Mail the slip and the check to: The Dreyfus Trust Company P.O. Box 55552, Boston, MA 02205-8568 Attn: Institutional Processing

           By Telephone


WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# 8900479922

* the fund name

* the share class * your account number

* name of investor

* the contribution year

* dealer number if applicable


ELECTRONIC CHECK Same as wire, but insert "111" before your 14-digit account number.


           Automatically

ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials. All contributions will count as current year.

TO SELL SHARES

Write a letter of instruction that includes:

* your name and signature

* your account number

* the fund name

* the dollar amount you want to sell

* the share class

* how and where to send the proceeds

* whether the distribution is qualified or premature

* whether the 10% TEFRA should be withheld

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to:
The Dreyfus Trust Company,
Custodian P.O. Box 55552,
Boston, MA 02205-8568
Attn: Institutional Processing


SYSTEMATIC WITHDRAWAL PLAN Call us to request instructions to establish the plan.

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS TRUST COMPANY, CUSTODIAN.

18


NOTES

NOTES

NOTES

For More Information

Dreyfus Premier International Equity Fund
A series of Dreyfus Premier Stock Funds
---------------------------------------
SEC file number:  811-21236

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report


Describes the fund's performance, lists portfolio holdings and contains a letter from the portfolio managers discussing recent market conditions, economic trends and strategies that significantly affected the fund's performance during the last fiscal year.


Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds Attn: Institutional Servicing 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2004 Dreyfus Service Corporation                          720P0204NA

Dreyfus Premier International Small Cap Fund

Seeks long-term growth of capital


PROSPECTUS February 1, 2004


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



Contents

The Fund
--------------------------------------------------------------------------------

Goal/Approach                                                                1

Main Risks                                                                   2

Past Performance                                                             4

Expenses                                                                     5

Management                                                                   6

Financial Highlights                                                         7

Your Investment
--------------------------------------------------------------------------------


Account Policies                                                            10

Distributions and Taxes                                                     14

Services for Fund Investors                                                 15

Instructions for Regular Accounts                                           16

Instructions for IRAs                                                       18


For More Information
--------------------------------------------------------------------------------

BACK COVER

Notes to Investors
--------------------------------------------------------------------------------

MASTER/FEEDER STRUCTURE


The fund invests its assets in a "master portfolio" that has the same investment objective and policies as the fund -- namely, The Boston Company International Small Cap Portfolio of the Mellon Institutional Funds Master Portfolio. This is known as a master/feeder fund arrangement. Feeder funds investing in the same master portfolio seek to reduce their operating expenses by sharing the costs of managing a large pool of assets. The fund and its master portfolio expect to maintain a consistent investment objective, but if they do not, the fund will withdraw from the master portfolio, receiving either cash or securities in exchange for its interest in the master portfolio. The fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action. Except as indicated, the term "fund" is used in the "Goal/Approach" and "Main Risks" sections of this prospectus to mean the fund and the master portfolio in which it invests.


POTENTIAL CLOSING OF FUND

The fund intends to close to new investors after it reaches $500 million in total assets. Shareholders of the fund at that time may continue to buy shares in existing accounts. Shareholders whose accounts have a zero balance on or after the date the fund closes will be prohibited from reactivating the account or opening a new account. Investors who do not own shares of the fund at that time generally will not be allowed to buy shares of the fund, except that new accounts may be established by participants in most group employer retirement plans (and their successor plans) if the fund has been established as an investment option under the plans before the fund closes. Financial institutions maintaining omnibus accounts with the fund will be prohibited from accepting purchase orders from new investors after the fund closes. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted after the fund has closed. The board reserves the right to reopen the fund to new investors after the fund closes, should circumstances change.


Dreyfus Premier International Small Cap Fund
----------------------------------


                                     Ticker Symbols  CLASS A: DSMAX
                                                     CLASS B: DSMBX
                                                     CLASS C: DSMCX
                                                     CLASS R: DSMRX
                                                     CLASS T: DSMTX


The Fund

GOAL/APPROACH


The fund seeks long-term growth of capital. To pursue this goal, the fund invests in a master portfolio which invests, under normal circumstances, at least 80% of its assets in equity securities of companies that are located in foreign countries represented in the Citigroup Extended Market (EM) Ex-U.S. Index.(sm) The fund's investment objective is non-fundamental and may be changed by the fund's board without shareholder approval. The fund's stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings or shortly thereafter. The fund also may invest up to 20% of its net assets in high grade fixed-income securities of any maturity or duration.


The fund normally invests at least 80% of its assets in those companies which, at the time of purchase, have total market capitalizations that fall in the range of the capitalizations of the companies that comprise the EM Ex-U.S. Index. The EM Ex-U.S. Index is made up of those companies representing the lowest 20% of each country's total available market capitalization. The fund intends to invest in a broad range of (and in any case at least five different) countries. The fund is not required to invest in every country represented in, or to match the country weightings of, the EM Ex-U.S. Index. The fund may invest up to 25% of its assets in securities of issuers located in emerging market countries, but no more than 5% of its assets may be invested in issuers located in any one emerging market country.


The fund invests in stocks that appear to be undervalued (as measured by their price/earnings ratios) and that may have value and/or growth characteristics. The portfolio manager employs a bottom-up approach which emphasizes individual stock selection.

* STOCK SELECTION. The portfolio manager uses proprietary quantitative models and traditional qualitative analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts.

* COUNTRY ALLOCATIONS. The portfolio manager seeks to generally allocate country weightings in accordance with the EM Ex-U.S. Index. Deviations from the EM Ex-U.S. Index country weightings may occur.

* SECTOR AND INDUSTRY ALLOCATIONS. The portfolio manager groups stocks into microuniverses of similar companies within each country to facilitate comparisons. The portfolio manager uses the sector allocations of the EM Ex-U.S. Index as a guide, but allocations may differ from those of the index.


The stock selection process is designed to produce a diversified portfolio that, relative to the EM Ex-U.S. Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy.

Concepts to understand

SMALL-CAP COMPANIES: new, often entrepreneurial companies. Small-cap companies tend to grow faster than large-cap companies, but frequently are more volatile, more vulnerable to major setbacks, and have a higher failure rate than larger companies.


CITIGROUP EXTENDED MARKET EX-U.S. INDEX: represents, on a country-by-country basis, the small-capitalization component of the Citigroup Broad Market Index(sm), which is a comprehensive float-weighted index of companies in 22 countries (excluding the U.S.) with market capitalizations of at least U.S. $100 million. As of December 31, 2003, companies comprising the index had a median market capitalization of approximately $577 million.


The Fund 1


MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

* FOREIGN INVESTMENT RISK. The fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund's volatility.

* MARKET RISK. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

* ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.


* SMALL COMPANY RISK. Small companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.


* VALUE/GROWTH STOCK RISK. By investing in a mix of growth and value companies, the fund assumes the risks of both. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund's performance may sometimes be lower or higher than that of other types of funds. Value stocks involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.


* MARKET SECTOR RISK. The fund may overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.


* EMERGING MARKET RISK. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price.

2


* DERIVATIVES RISK. The fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates). A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.

* IPO RISK. The fund may purchase securities of companies in initial public offerings (IPOs). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.


What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

Other potential risks

At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

Any investment in fixed-income securities will be subject primarily to interest rate and credit risks. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, to the extent the fund invests in bonds, the fund's share price. The longer the effective maturity and duration of these investments, the more likely the fund's share price will react to interest rates. Credit risk is the risk that the issuer of the security will fail to make timely interest or principal payments, and includes the possibility that any of the fund's fixed-income investments will have its credit rating downgraded.


Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and other money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.



The Fund  3

PAST PERFORMANCE


The bar chart and table shown illustrate some of the risks of investing in the fund. The bar chart shows the changes in the performance of the fund's Class A shares from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the average annual total returns of each of the fund's share classes to those of the Citigroup Extended Market (EM) Ex-U.S. Index, an unmanaged index of small-cap companies in approximately 22 countries, excluding the U.S. These returns include the fund's applicable sales loads. For periods prior to February 1, 2003, these performance figures for the fund represent solely the performance of the master portfolio (which reflects the performance of its predecessor fund) in which the fund invests its assets. Performance figures of the master portfolio have not been adjusted to reflect the fund's operating expenses; if these expenses had been reflected, such performance would have been lower. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary from the performance of the fund's other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares (based on the master portfolio's performance for periods prior to February 1, 2003, adjusted to reflect the sales load applicable to the fund's Class A). After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and reflect applicable sales loads, but do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


Year-by-year total returns AS OF 12/31 EACH YEAR (%)*


CLASS A SHARES

                       1.45    10.09   41.13   4.07    -9.67   1.26    51.89
94      95      96     97      98      99      00      01      02      03

BEST QUARTER:                    Q1 '98                          +21.69%

WORST QUARTER:                   Q3 '98                          -20.87%
--------------------------------------------------------------------------------




Average annual total returns AS OF 12/31/03*


                                                                                                                    Since
                                                                                                                  inception
                                                            1 Year                     5 Years                     (1/2/96)
------------------------------------------------------------------------------------------------------------------------------------


CLASS A
RETURNS BEFORE TAXES                                         43.12%                     13.96%                     13.25%

CLASS A
RETURNS AFTER TAXES
ON DISTRIBUTIONS                                             42.91%                     13.63%                     13.04%

CLASS A
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                                          28.16%                     12.09%                     11.74%

CLASS B
RETURNS BEFORE TAXES                                         46.70%                     14.92%                     14.09%

CLASS C
RETURNS BEFORE TAXES                                         49.77%                     15.16%                     13.98%

CLASS R
RETURNS BEFORE TAXES                                         52.17%                     15.37%                     14.11%

CLASS T
RETURNS BEFORE TAXES                                         44.61%                     14.19%                     13.39%

EM EX-U.S. INDEX
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                                      53.73%                      5.88%                      4.75%
------------------------------------------------------------------------------------------------------------------------------------

* FOR PERIODS PRIOR TO FEBRUARY 1, 2003, REFLECTS THE PERFORMANCE OF THE MASTER
PORTFOLIO'S PREDECESSOR FUNDS - SIMCO INTERNATIONAL SMALL CAP FUND, L.P. (SIMCO)
AND STANDISH INTERNATIONAL SMALL CAP FUND (STANDISH FUND). ON JANUARY 31, 2000,
SIMCO CONTRIBUTED ALL OF ITS ASSETS TO THE STANDISH FUND, AN OPEN-END REGISTERED
INVESTMENT COMPANY WHICH CONTRIBUTED ALL OF ITS ASSETS TO THE MASTER PORTFOLIO
BEFORE THE FUND COMMENCED INVESTMENT OPERATIONS. SIMCO WAS NOT REGISTERED AS A
MUTUAL FUND AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS
THAT ARE IMPOSED UPON MUTUAL FUNDS. IF SIMCO HAD BEEN REGISTERED AS A MUTUAL
FUND, SIMCO'S PERFORMANCE MAY HAVE BEEN ADVERSELY AFFECTED. THE PERFORMANCE OF
SIMCO WAS CALCULATED ACCORDING TO THE STANDARDIZED SEC METHOD EXCEPT THAT
MONTHLY RATHER THAN DAILY FUND VALUES WERE USED.


4



EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. The table and example reflect the combined expenses of the fund and the master portfolio in which it invests its assets.

Fee table

                                                            CLASS A         CLASS B        CLASS C        CLASS R        CLASS T
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                      5.75            NONE           NONE           NONE           4.50

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS           NONE*           4.00           1.00           NONE           NONE*
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND AND MASTER PORTFOLIO
ASSETS)

AS A % OF AVERAGE DAILY NET ASSETS

Management fees                                               1.00            1.00           1.00           1.00           1.00

Rule 12b-1 fees                                               NONE             .75            .75           NONE            .25

Shareholder services fee                                       .25             .25            .25           NONE            .25


Other expenses                                              250.54          250.54         250.53         250.55         250.53
------------------------------------------------------------------------------------------------------------------------------------

TOTAL ANNUAL FUND OPERATING EXPENSES                        251.79          252.54         252.53         251.55         252.03

Fee waiver and/or expense reimbursements                   (250.09)        (250.09)       (250.08)       (250.10)       (250.08)
------------------------------------------------------------------------------------------------------------------------------------

NET OPERATING EXPENSES**                                      1.70            2.45           2.45           1.45           1.95


*    SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF
     $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1% IF REDEEMED WITHIN ONE YEAR.


**   THE DREYFUS CORPORATION HAS CONTRACTUALLY AGREED TO WAIVE RECEIPT OF ITS
     FEES AND/OR ASSUME THE EXPENSES OF THE FUND UNTIL THE FUND'S TOTAL ASSETS
     REACH $15 MILLION AND, IN ANY EVENT, AT LEAST UNTIL JANUARY 1, 2005, SO
     THAT FUND EXPENSES (EXCLUDING RULE 12B-1 FEES, SHAREHOLDER SERVICES FEES,
     TAXES, INTEREST, BROKERAGE COMMISSIONS, COMMITMENT FEES ON BORROWINGS AND
     EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.45%.




Expense example


                                              1 Year               3 Years               5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                                      $738                $1,080              $1,445                $2,468

CLASS B
WITH REDEMPTION                              $648                $1,064              $1,506                $2,432***

WITHOUT REDEMPTION                           $248                $764                $1,306                $2,432***

CLASS C
WITH REDEMPTION                              $348                $764                $1,306                $2,786
WITHOUT REDEMPTION                           $248                $764                $1,306                $2,786

CLASS R                                      $148                $459                $792                  $1,735

CLASS T                                      $639                $1,035              $1,455                $2,622

*** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
THE DATE OF PURCHASE.


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The examples are based on net operating expenses, which reflect the expense waiver/reimbursement by Dreyfus. Because actual returns and expenses will be different, the example is for comparison only.


Concepts to understand

MANAGEMENT FEE: the fee paid to the adviser for managing the master portfolio in which the fund invests its assets.

RULE 12B-1 FEE: the fee paid to the fund's distributor for financing the sale and distribution of Class B, C and T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services.


OTHER EXPENSES: fees paid by the fund for the current fiscal year, including an administration fee of .10% payable to Dreyfus for providing or arranging for custody of fund assets, fund accounting and certain other fund administrative services, and for miscellaneous items such as transfer agency, professional and registration fees.


The Fund       5


MANAGEMENT


The fund's administrator is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $167 billion in approximately 200 mutual fund portfolios. The investment adviser for the master portfolio in which the fund invests all of its assets is The Boston Company Asset Management, LLC (TBCAM), Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. During the last fiscal period, the master portfolio paid TBCAM an investment advisory fee at the annual rate of 1.00% of the master portfolio's average daily net assets. TBCAM was founded in 1970 and manages more than $28 billion in assets in international and domestic equity and balanced portfolios for public, corporate, Taft-Hartley, defined benefit plans, as well as endowment/foundation clients and sub-advised relationships.

Dreyfus and TBCAM are wholly owned subsidiaries of Mellon Financial Corporation. Mellon is a global financial services company with approximately $3.5 trillion of assets under management, administration or custody, including approximately $657 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.

Daniel B. LeVan, CFA, is the fund's primary portfolio manager. Mr. LeVan is a vice president of TBCAM and serves as a portfolio manager and is responsible for international small-cap quantitative research.

The fund, TBCAM, Dreyfus and Dreyfus Service Corporation (the fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The TBCAM code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by TBCAM employees does not disadvantage any TBCAM-managed fund.



6

FINANCIAL HIGHLIGHTS


The following tables describe the performance of each share class for the period from February 1, 2003 (commencement of operations) to September 30, 2003. "Total return" shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

                                                                                                             PERIOD ENDED
                                                                                                             SEPTEMBER 30,
CLASS A                                                                                                          2003
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($):

Net asset value, beginning of period                                                                               8.98

From investment operations:  Net investment income((+))                                                             .06(1)

                                Net realized and unrealized gain on investments                                    3.03

 Total from investment operations                                                                                  3.09

 Net asset value, end of period                                                                                   12.07

 Total Return (%)                                                                                                 34.41(2,3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average daily net assets((+))                                                                 1.12(3)

Ratio of net investment income to average daily net assets((+))                                                     .58(3)
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                                32

((+))  FOR THE PERIOD INDICATED, THE ADMINISTRATOR VOLUNTARILY AGREED TO
REIMBURSE THE FUND FOR ALL OR A PORTION OF ITS OPERATING EXPENSE. IF THIS
VOLUNTARY ACTION HAD NOT BEEN TAKEN, THE INVESTMENT LOSS PER SHARE AND RATIOS
WOULD HAVE BEEN:

 NET INVESTMENT (LOSS) PER SHARE ($)   (17.31)(1)

 RATIOS (TO AVERAGE DAILY NET ASSETS) (%):

     EXPENSES                             166.94(3)

     NET INVESTMENT (LOSS)              (165.24)(3)

(1)  CALCULATED BASED ON AVERAGE SHARES OUTSTANDING.

(2) TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF EXPENSE WAIVERS AND
WAS CALCULATED EXCLUSIVE OF SALES CHARGE.

(3)  NOT ANNUALIZED.

The Fund       7



FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                               PERIOD ENDED
                                                                                                               SEPTEMBER 30,
CLASS B                                                                                                            2003
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($):

Net asset value, beginning of period                                                                               8.98

From investment operations:  Net investment income((+))                                                             .01(1)

                             Net realized and unrealized gain on investments                                       3.00

 Total from investment operations                                                                                  3.01

 Net asset value, end of period                                                                                   11.99

 Total Return (%)                                                                                                 33.52(2,3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average daily net assets((+))                                                                 1.61(3)

Ratio of net investment income to average daily net assets((+))                                                     .08(3)
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                                73

((+))  FOR THE PERIOD INDICATED, THE ADMINISTRATOR VOLUNTARILY AGREED TO
REIMBURSE THE FUND FOR ALL OR A PORTION OF ITS OPERATING EXPENSE. IF THIS
VOLUNTARY ACTION HAD NOT BEEN TAKEN, THE INVESTMENT LOSS PER SHARE AND RATIOS
WOULD HAVE BEEN:

 NET INVESTMENT (LOSS) PER SHARE ($)   (18.03)(1)

 RATIOS (TO AVERAGE DAILY NET ASSETS) (%):

     EXPENSES                                    167.44(3)

     NET INVESTMENT (LOSS)                     (165.75)(3)

(1)  CALCULATED BASED ON AVERAGE SHARES OUTSTANDING.

(2) TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF EXPENSE WAIVERS
AND WAS CALCULATED EXCLUSIVE OF SALES CHARGE.

(3)  NOT ANNUALIZED.

                                                                                                             PERIOD ENDED
                                                                                                             SEPTEMBER 30,
 CLASS C                                                                                                         2003
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

Net asset value, beginning of period                                                                            8.98

Net investment income((+))                                                                                       .01(1)

Net realized and unrealized gain on investments                                                                 3.00

Total from investment operations                                                                                3.01

Net asset value, end of period                                                                                 11.99

Total Return (%)                                                                                               33.52(2,3)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average daily net assets((+))                                                               1.61(3)

Ratio of net investment income to average daily net assets((+))                                                   .09(3)
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                              50

((+))  FOR THE PERIOD INDICATED, THE ADMINISTRATOR VOLUNTARILY AGREED TO
REIMBURSE THE FUND FOR ALL OR A PORTION OF ITS OPERATING EXPENSE. IF THIS
VOLUNTARY ACTION HAD NOT BEEN TAKEN, THE INVESTMENT LOSS PER SHARE AND RATIOS
WOULD HAVE BEEN:

 NET INVESTMENT (LOSS) PER SHARE ($)   (17.65)(1)

 RATIOS (TO AVERAGE DAILY NET ASSETS) (%):

     EXPENSES                                    167.43(3)

     NET INVESTMENT (LOSS)                     (165.73)(3)

(1)  CALCULATED BASED ON AVERAGE SHARES OUTSTANDING.

(2) TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF EXPENSE WAIVERS
AND WAS CALCULATED EXCLUSIVE OF SALES CHARGE.

(3)  NOT ANNUALIZED.

8


                                                                                                            PERIOD ENDED
                                                                                                            SEPTEMBER 30,
CLASS R                                                                                                         2003
---------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

Net asset value, beginning of period                                                                            8.98

Net investment income((+))                                                                                       .08(1)

Net realized and unrealized gain on investments                                                                 3.01

Total from investment operations                                                                                3.09

Net asset value, end of period                                                                                 12.07

Total Return (%)                                                                                               34.41(2,3)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average daily net assets((+))                                                               .95(3)

Ratio of net investment income to average daily net assets((+))                                                  .74(3)
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                              9

((+))  FOR THE PERIOD INDICATED, THE ADMINISTRATOR VOLUNTARILY AGREED TO
REIMBURSE THE FUND FOR ALL OR A PORTION OF ITS OPERATING EXPENSE. IF THIS
VOLUNTARY ACTION HAD NOT BEEN TAKEN, THE INVESTMENT LOSS PER SHARE AND RATIOS
WOULD HAVE BEEN:

 NET INVESTMENT (LOSS) PER SHARE ($)   (16.87)(1)

 RATIOS (TO AVERAGE DAILY NET ASSETS) (%):

     EXPENSES                                    166.78(3)

     NET INVESTMENT (LOSS)                     (165.09)(3)

(1)  CALCULATED BASED ON AVERAGE SHARES OUTSTANDING.

(2) TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF EXPENSE WAIVERS
AND WAS CALCULATED EXCLUSIVE OF SALES CHARGE.

(3)  NOT ANNUALIZED.

                                                                                                             PERIOD ENDED
                                                                                                             SEPTEMBER 30,
 CLASS T                                                                                                         2003
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

Net asset value, beginning of period                                                                              8.98

Net investment income((+))                                                                                         .04(1)

Net realized and unrealized gain on investments                                                                   3.01

Total from investment operations                                                                                  3.05

Net asset value, end of period                                                                                   12.03

Total Return (%)                                                                                                 33.96(2,3)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average daily net assets((+))                                                                1.28(3)

Ratio of net investment income to average daily net assets((+))                                                    .41(3)
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                                9

((+))  FOR THE PERIOD INDICATED, THE ADMINISTRATOR VOLUNTARILY AGREED TO
REIMBURSE THE FUND FOR ALL OR A PORTION OF ITS OPERATING EXPENSE. IF THIS
VOLUNTARY ACTION HAD NOT BEEN TAKEN, THE INVESTMENT LOSS PER SHARE AND RATIOS
WOULD HAVE BEEN:

 NET INVESTMENT (LOSS) PER SHARE ($)   (16.88)(1)

 RATIOS (TO AVERAGE DAILY NET ASSETS) (%):

     EXPENSES                                    167.10(3)

     NET INVESTMENT (LOSS)                     (165.41)(3)

(1)  CALCULATED BASED ON AVERAGE SHARES OUTSTANDING.

(2) TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF EXPENSE WAIVERS
AND WAS CALCULATED EXCLUSIVE OF SALES CHARGE.

(3)  NOT ANNUALIZED.

The Fund       9



Your Investment

ACCOUNT POLICIES


THE DREYFUS PREMIER FUNDS are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described herein. In addition, such third parties may receive payments from Dreyfus in connection with their offering of fund shares to their customers, or for marketing, distri-bution or other services. The receipt of such payments could create an incentive for the third party to offer the fund instead of other mutual funds where such payments are not received. Consult a representative of your plan or financial institution for further information.

YOU WILL NEED TO CHOOSE A SHARE CLASS before making your initial investment. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. In making your choice, you should consider how much you plan to invest and how long you plan to hold your investment, then weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but higher annual fees and a contingent deferred sales charge
(CDSC). Your financial representative can help you choose the share class that is appropriate for you.



Reduced Class A and Class T sales charge

LETTER OF INTENT: lets you purchase Class A and Class T shares over a 13-month period at the same sales charge as if all shares had been purchased at once.


RIGHT OF ACCUMULATION: when calculating your sales charge on Class A or Class T shares, you may take into account the value of any shares you own in this fund or in certain other Dreyfus Premier funds or Dreyfus Founders funds. For any such right of accumulation to be made available, at the time of purchase you must provide sufficient information to permit the confirmation of qualification


CONSULT THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.



* CLASS A shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon. If you invest $1 million or more (and are not eligible to purchase Class R shares), Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.


* CLASS B shares may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer-term investment horizon.

* CLASS C shares may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon.

* CLASS R shares are designed for eligible institutions and their clients (individuals may not purchase these shares directly).


* CLASS T shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and have a shorter-term investment horizon. However, if you invest $1 million or more in the fund, you should buy Class A shares, regardless of your investment horizon, because Class A has lower expenses than Class T.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees for Class B and Class C shares have the same purpose as the front-end sales charge on sales of Class A and Class T shares: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions for selling shares.


10


Share class charges

EACH SHARE CLASS has its own fee structure. In some cases, you may not have to pay a sales charge or may qualify for a reduced sales charge to buy or sell shares. Consult your financial representative or refer to the SAI to see if this may apply to you.
--------------------------------------------------------------------------------

Sales charges

CLASS A AND CLASS T -- CHARGED WHEN YOU BUY SHARES

                                                     Sales charge                               Sales charge
                                                     deducted as a %                            as a % of your
Your investment                                      of offering price                          net investment
------------------------------------------------------------------------------------------------------------------------------------
                                                     Class               Class                  Class               Class
                                                     A                   T                      A                   T
------------------------------------------------------------------------------------------------------------------------------------

Up to $49,999                                        5.75%               4.50%                  6.10%               4.70%

$50,000 -- $99,999                                   4.50%               4.00%                  4.70%               4.20%

$100,000 -- $249,999                                 3.50%               3.00%                  3.60%               3.10%

$250,000 -- $499,999                                 2.50%               2.00%                  2.60%               2.00%

$500,000 -- $999,999                                 2.00%               1.50%                  2.00%               1.50%

$1 million or more*                                  0.00%               0.00%                  0.00%               0.00%

* A 1.00% CDSC may be charged on any shares sold within one year of purchase (except shares bought through dividend reinvestment).

Class T shares also carry an annual Rule 12b-1 fee of 0.25% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS B -- CHARGED WHEN YOU SELL SHARES

                                    CDSC as a % of your initial
Years since purchase                investment or your redemption
was made                            (whichever is less)
--------------------------------------------------------------------------------

Up to 2 years                       4.00%

2 -- 4 years                        3.00%

4 -- 5 years                        2.00%

5 -- 6 years                        1.00%

More than 6 years                   Shares will automatically
                                    convert to Class A

Class B shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS C -- CHARGED WHEN YOU SELL SHARES

A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS R -- NO SALES LOAD OR RULE 12B-1 FEES

Buying shares

THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The fund's NAV is derived by using the value of the master portfolio's investments which are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the master portfolio's board. Foreign securities held by the master portfolio may trade on days when the fund does not calculate its NAV and thus affect the fund's NAV on days when investors have no access to the fund.

ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.
--------------------------------------------------------------------------------

Minimum investments

                                   Initial            Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS                   $1,000             $100; $500 FOR
                                                      DREYFUS TELETRANSFER
                                                      INVESTMENTS

TRADITIONAL IRAS                   $750               NO MINIMUM

SPOUSAL IRAS                       $750               NO MINIMUM

ROTH IRAS                          $750               NO MINIMUM

EDUCATION SAVINGS                  $500               NO MINIMUM
ACCOUNTS                                              AFTER THE FIRST YEAR

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Your Investment       11

ACCOUNT POLICIES (CONTINUED)

Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.

BEFORE SELLING SHARES RECENTLY PURCHASED by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

* if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

* the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares




Concepts to understand

NET ASSET VALUE (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B, C and R are offered at NAV, but Classes B and C generally are subject to higher annual operating expenses and a CDSC.





Limitations on selling shares by phone or online

Proceeds                    Minimum                   Maximum
sent by                     phone/online              phone/online
--------------------------------------------------------------------------------

CHECK*                      NO MINIMUM                $250,000 PER DAY

WIRE                        $1,000                    $500,000 FOR JOINT
                                                      ACCOUNTS EVERY 30 DAYS/
                                                      $20,000 PER DAY

DREYFUS                     $500                      $500,000 FOR JOINT
TELETRANSFER                                          ACCOUNTS EVERY 30 DAYS/
                                                      $20,000 PER DAY

* NOT AVAILABLE ONLINE ON ACCOUNTS WHOSE ADDRESS HAS BEEN CHANGED WITHIN THE LAST 30 DAYS.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

*    requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.


12

General policies

UNLESS YOU DECLINE TELESERVICE PRIVILEGES on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

THE FUND RESERVES THE RIGHT TO:


* refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four purchases/redemptions or exchanges (so-called roundtrips) during any twelve-month period)


* refuse any purchase or exchange request in excess of 1% of the fund's total assets

* change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

*   change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

Your Investment       13

DISTRIBUTIONS AND TAXES


THE FUND EARNS DIVIDENDS, INTEREST and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

DISTRIBUTIONS PAID BY THE FUND are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, are taxable to you as qualified dividends and capital gains.

HIGH PORTFOLIO TURNOVER and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

IF YOU BUY SHARES WHEN A FUND HAS REALIZED but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax advisor before investing.


14


SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.
--------------------------------------------------------------------------------

For investing

DREYFUS AUTOMATIC               For making automatic investments
ASSET BUILDER((reg.tm))         from a designated bank account.

DREYFUS PAYROLL                 For making automatic investments
SAVINGS PLAN                    through a payroll deduction.

DREYFUS GOVERNMENT              For making automatic investments
DIRECT DEPOSIT                  from your federal employment,
PRIVILEGE                       Social Security or other regular
                                federal government check.

DREYFUS DIVIDEND                For automatically reinvesting the
SWEEP                           dividends and distributions from
                                the fund into another Dreyfus fund
                                or certain Founders-advised funds
                                (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                   For making regular exchanges from
EXCHANGE PRIVILEGE              the fund into another Dreyfus fund
                                or certain Founders-advised funds.
--------------------------------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC               For making regular withdrawals
WITHDRAWAL PLAN                 from most Dreyfus funds. There will  be no CDSC
                                on Class B shares, as long as the amount of any withdrawal does not exceed an annual rate of 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Exchange privilege


YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Founders-advised fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.


Dreyfus TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.

Reinvestment privilege


UPON WRITTEN REQUEST, YOU CAN REINVEST up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.


Account statements

EVERY FUND INVESTOR automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Your Investment       15



INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

   Complete the application.

Mail your application and a check to:
Name of Fund
P.O. Box 55268, Boston, MA 02205-8502
Attn: Institutional Processing


TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to: Name of Fund P.O. Box 55268, Boston, MA 02205-8502 Attn: Institutional Processing


           By Telephone


WIRE Call us to request an account application and an account number. Have your bank send your investment to The Bank of New York, with these instructions:


   * ABA# 021000018

   * DDA# 8900479914

   * the fund name

   * the share class


   * your account number


   * name(s) of investor(s)

   * dealer number if applicable


   Return your application with the account number on the application.


WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# 8900479914

* the fund name

* the share class

* your account number

* name(s) of investor(s)

* dealer number if applicable


ELECTRONIC CHECK Same as wire, but insert "111" before your 14-digit account number.


DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Call us to request your transaction.

TO SELL SHARES

Write a letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund name

* the dollar amount you want to sell

* the share class

* how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to: The Dreyfus Family of Funds P.O. Box 55268, Boston, MA 02205-8502 Attn: Institutional Processing

WIRE Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

DREYFUS TELETRANSFER Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

CHECK Call us or your financial representative to request your transaction. A check will be sent to the address of record.

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS FAMILY OF FUNDS.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

16


INSTRUCTIONS FOR REGULAR ACCOUNTS (continued)

   TO OPEN AN ACCOUNT

            Online (www.dreyfus.com)



TO ADD TO AN ACCOUNT

DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Visit the Dreyfus Web site to request your transaction.

TO SELL SHARES

WIRE Visit the Dreyfus Web site to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

DREYFUS TELETRANSFER Visit the Dreyfus Web site to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

CHECK Visit the Dreyfus Web site to request your transaction. A check will be sent to the address of record.

           Automatically

   WITH AN INITIAL INVESTMENT  Indicate
on your application which automatic service(s) you want. Return your application with your investment.

ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.


DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.


Be sure to maintain an account balance of $5,000 or more.

Your Investment       17


INSTRUCTIONS FOR IRAS

   TO OPEN AN ACCOUNT

            In Writing

Complete an IRA application, making sure to specify the fund name and to indicate the year the contribution is for.

Mail your application and a check to:
The Dreyfus Trust Company,
Custodian P.O. Box 55552,
Boston, MA 02205-8568
Attn:  Institutional Processing

TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check. Indicate the year the contribution is for.

Mail the slip and the check to: The Dreyfus Trust Company P.O. Box 55552, Boston, MA 02205-8568 Attn: Institutional Processing

           By Telephone


WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# 8900479914

* the fund name

* the share class
* your account number

* name of investor

* the contribution year

* dealer number if applicable


ELECTRONIC CHECK Same as wire, but insert "111" before your 14-digit account number.


           Automatically

ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials. All contributions will count as current year.

TO SELL SHARES

Write a letter of instruction that includes:

* your name and signature

* your account number

* the fund name

* the dollar amount you want to sell

* the share class

* how and where to send the proceeds

* whether the distribution is qualified or premature

* whether the 10% TEFRA should be withheld

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to: The Dreyfus Trust Company, Custodian P.O. Box 55552, Boston, MA 02205-8568 Attn: Institutional Processing


SYSTEMATIC WITHDRAWAL PLAN Call us to request instructions to establish the plan.

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS TRUST COMPANY, CUSTODIAN.

18



NOTES




NOTES




NOTES




For More Information

Dreyfus Premier  International Small Cap Fund
A series of Dreyfus Premier Stock Funds
---------------------------------------
SEC file number:  811-21236

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report


Describes the fund's performance, lists portfolio holdings and contains a letter from the portfolio manager discussing recent market conditions, economic trends and strategies that significantly affected the fund's performance during the last fiscal year.


Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
Attn: Institutional
Servicing 144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2004 Dreyfus Service Corporation
500P0204NA

Dreyfus Premier Small Cap Equity Fund

Seeks long-term growth of capital


PROSPECTUS February 1, 2004


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



Contents

The Fund
--------------------------------------------------------------------------------

Goal/Approach                                                                1

Main Risks                                                                   2

Past Performance                                                             4

Expenses                                                                     5

Management                                                                   6

Financial Highlights                                                         7

Your Investment
--------------------------------------------------------------------------------

Account Policies                                                            10


Distributions and Taxes                                                     14

Services for Fund Investors                                                 15

Instructions for Regular Accounts                                           16

Instructions for IRAs                                                       18


For More Information
--------------------------------------------------------------------------------

BACK COVER

Notes to Investors
--------------------------------------------------------------------------------

MASTER/FEEDER STRUCTURE


The fund invests its assets in a "master portfolio" that has the same investment objective and policies as the fund -- namely, The Boston Company Small Cap Value Portfolio of the Mellon Institutional Funds Master Portfolio. This is known as a master/feeder fund arrangement. Feeder funds investing in the same master portfolio seek to reduce their operating expenses by sharing the costs of managing a large pool of assets. The fund and its master portfolio expect to maintain a consistent investment objective, but if they do not, the fund will withdraw from the master portfolio, receiving either cash or securities in exchange for its interest in the master portfolio. The fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action. Except as indicated, the term "fund" is used in the "Goal/Approach" and "Main Risks" sections of this prospectus to mean the fund and the master portfolio in which it invests.


POTENTIAL CLOSING OF FUND

The fund intends to close to new investors after it reaches $500 million in total assets. Shareholders of the fund at that time may continue to buy shares in existing accounts. Shareholders whose accounts have a zero balance on or after the date the fund closes will be prohibited from reactivating the account or opening a new account. Investors who do not own shares of the fund at that time generally will not be allowed to buy shares of the fund, except that new accounts may be established by participants in most group employer retirement plans (and their successor plans) if the fund has been established as an investment option under the plans before the fund closes. Financial institutions maintaining omnibus accounts with the fund will be prohibited from accepting purchase orders from new investors after the fund closes. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted after the fund has closed. The board reserves the right to reopen the fund to new investors after the fund closes, should circumstances change.





Dreyfus Premier Small Cap Equity Fund
---------------------------------


                                      Ticker Symbols  CLASS A: DSEAX
                                                      CLASS B: DSEBX
                                                      CLASS C: DSECX
                                                      CLASS R: DSERX
                                                      CLASS T: DSETX


The Fund

GOAL/APPROACH

The fund seeks long-term growth of capital. To pursue this goal, the fund invests in a master portfolio which invests, under normal circumstances, at least 80% of its assets in equity securities of small-cap U.S. companies. The fund's investment objective is non-fundamental and may be changed by the fund's board without shareholder approval. Although the fund normally invests in U.S.-based companies, it may invest up to 15% of its assets in foreign companies, including those located in emerging market countries. The fund's stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings or shortly thereafter. The fund also may invest up to 20% of its net assets in high grade fixed-income securities with remaining maturities of three years or less.


The fund's investment selection process focuses on companies with total market capitalizations, at the time of purchase, equal to or less than the average total market capitalization of the largest company included in the Russell 2000 Index measured at the end of each of the previous twelve months. The fund normally invests at least 80% of its assets in the securities of such companies. This would correspond to companies with total market capitalizations of less than $2.16 billion as of January 1, 2004.


The portfolio managers employ a value based investment style, which means that they seek to identify those companies with stocks trading at prices below what are believed to be their intrinsic values. The portfolio managers measure value by evaluating a company's valuation multiples (price/earnings, price/sales, price/cash flow), current competitive position, and expected business growth relative to its industry.


The portfolio managers use the following stock selection process:

* a quantitative proprietary model to identify small companies which are attractively priced relative to their earnings potential

* fundamental research and quantitative analysis to select among the stocks ranked as attractive by the quantitative model

The portfolio managers focus primarily on individual stock selection instead of trying to predict which industries or sectors will perform best. The stock selection process is designed to produce a diversified portfolio of companies that the portfolio managers believe are undervalued relative to expected business growth.

The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy.

Concepts to understand

SMALL-CAP COMPANIES: new, often entrepreneurial companies. Small-cap companies tend to grow faster than large-cap companies, but frequently are more volatile, more vulnerable to major setbacks, and have a higher failure rate than larger companies.

VALUE COMPANIES: companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings, price-to-sales or price-to-cash flow ratios). Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in price.

RUSSELL 2000((reg.tm)) INDEX: an index of the 2,000 smallest companies in the Russell 3000 Index (which is comprised of the 3,000 largest U.S. companies based on total market capitalization).

The Fund       1


MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

* MARKET RISK. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

* ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.


* SMALL COMPANY RISK. Small companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

* VALUE STOCK RISK. Value stocks involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued.

* MARKET SECTOR RISK. The fund may overweight or underweight certain companies, industries or market sectors , which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.


* FOREIGN INVESTMENT RISK. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. The securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund's volatility.

2

* DERIVATIVES RISK. The fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates). A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.

* IPO RISK. The fund may purchase securities of companies in initial public offerings (IPOs). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.


What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.


Other potential risks

At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

Any investment in fixed-income securities will be subject primarily to interest rate and credit risks. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, to the extent the fund invests in bonds, the fund's share price. The longer the effective maturity and duration of these investments, the more likely the fund's share price will react to interest rates. Credit risk is the risk that the issuer of the security will fail to make timely interest or principal payments, and includes the possibility that any of the fund's fixed-income investments will have its credit rating downgraded.


Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and other money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.



The Fund 3

PAST PERFORMANCE


The bar chart and table shown illustrate some of the risks of investing in the fund. The bar chart shows the changes in the performance of the fund's Class A shares from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the average annual total returns of each of the fund's share classes to those of the Russell 2000 Value Index, a widely recognized, market-value weighted index of small-cap U.S. value companies. These returns include the fund's applicable sales loads. For periods prior to February 1, 2003, these performance figures for the fund represent solely the performance of the master portfolio (which reflects the performance of its predecessor fund) in which the fund invests its assets. Performance figures of the master portfolio have not been adjusted to reflect the fund's operating expenses; if these expenses had been reflected, such performance would have been lower. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary from the performance of the fund's other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares (based on the master portfolio's performance for periods prior to February 1, 2003, adjusted to reflect the sales load applicable to the fund's Class A). After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and reflect applicable sales loads, but do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



Year-by-year total returns AS OF 12/31 EACH YEAR (%)*


CLASS A SHARES

                                                         20.60   -10.88  45.87
94      95       96      97      98      99      00      01      02      03


BEST QUARTER:                    Q2 '03                          +22.52%


WORST QUARTER:                   Q3 '02                          -18.85%
--------------------------------------------------------------------------------

Average annual total returns AS OF 12/31/03*


                                                                    Since
                                                                  inception
                                             1 Year                (2/1/00)
--------------------------------------------------------------------------------


CLASS A
RETURNS BEFORE TAXES                            37.51%                  18.55%

CLASS A RETURNS AFTER TAXES
ON DISTRIBUTIONS                                36.54%                  17.73%

CLASS A RETURNS AFTER TAXES ON
DISTRIBUTIONS AND
SALE OF FUND SHARES                             24.46%                  15.76%

CLASS B
RETURNS BEFORE TAXES                            40.85%                  19.68%

CLASS C
RETURNS BEFORE TAXES                            43.85%                  20.13%

CLASS R
RETURNS BEFORE TAXES                            46.22%                  20.42%

CLASS T
RETURNS BEFORE TAXES                            38.98%                  18.87%

RUSSELL 2000 VALUE INDEX REFLECTS
NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                         46.03%                  17.17%
--------------------------------------------------------------------------------

* FOR PERIODS PRIOR TO FEBRUARY 1, 2003, REFLECTS THE PERFORMANCE OF THE MASTER PORTFOLIO'S PREDECESSOR FUND - STANDISH SMALL CAP VALUE FUND, AN OPEN-END REGISTERED INVESTMENT COMPANY WHICH CONTRIBUTED ALL OF ITS ASSETS TO THE MASTER PORTFOLIO BEFORE THE FUND COMMENCED INVESTMENT OPERATIONS.


4



EXPENSES



As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. The table and example reflect the combined expenses of the fund and the master portfolio in which it invests its assets.


Fee table

                                                            CLASS A         CLASS B        CLASS C        CLASS R        CLASS T
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                      5.75            NONE           NONE           NONE           4.50

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS           NONE*           4.00           1.00           NONE           NONE*
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND AND MASTER PORTFOLIO
ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                .80             .80            .80            .80            .80

Rule 12b-1 fees                                               NONE             .75            .75           NONE            .25

Shareholder services fee                                       .25             .25            .25           NONE            .25


Other expenses                                              181.56          181.54         181.54         181.55         181.56
------------------------------------------------------------------------------------------------------------------------------------

TOTAL ANNUAL FUND OPERATING EXPENSES                        182.61          183.34         183.34         182.35         182.86

Fee waiver and/or expense reimbursements                   (181.26)        (181.24)       (181.24)       (181.25)       (181.26)
------------------------------------------------------------------------------------------------------------------------------------


NET OPERATING EXPENSES**                                      1.35            2.10           2.10           1.10           1.60

*    SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF
     $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1% IF REDEEMED WITHIN ONE YEAR.


**   THE DREYFUS CORPORATION HAS CONTRACTUALLY AGREED TO WAIVE RECEIPT OF ITS
     FEES AND/OR ASSUME THE EXPENSES OF THE FUND UNTIL THE FUND'S TOTAL ASSETS
     REACH $15 MILLION AND, IN ANY EVENT, AT LEAST UNTIL JANUARY 1, 2005, SO
     THAT FUND EXPENSES (EXCLUDING RULE 12B-1 FEES, SHAREHOLDER SERVICES FEES,
     TAXES, INTEREST, BROKERAGE COMMISSIONS, COMMITMENT FEES ON BORROWINGS AND
     EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.10%.


Expense example


                                              1 Year            3 Years               5 Years               10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                                       $705               $978                 $1,272               $2,105

CLASS B
WITH REDEMPTION                               $613               $958                 $1,329               $2,064***

WITHOUT REDEMPTION                            $213               $658                 $1,129               $2,064***

CLASS C
WITH REDEMPTION                               $313               $658                 $1,129               $2,431
WITHOUT REDEMPTION                            $213               $658                 $1,129               $2,431

CLASS R                                       $112               $350                 $606                 $1,340

CLASS T                                       $605               $932                 $1,282               $2,265

***ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR
FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The examples are based on net operating expenses, which reflect the expense waiver/reimbursement by Dreyfus. Because actual returns and expenses will be different, the example is for comparison only.


Concepts to understand

MANAGEMENT FEE: the fee paid to the adviser for managing the master portfolio in which the fund invests its assets.

RULE 12B-1 FEE: the fee paid to the fund's distributor for financing the sale and distribution of Class B, C and T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services.


OTHER EXPENSES: fees paid by the fund for the current fiscal year, including an administration fee of .10% payable to Dreyfus for providing or arranging for custody of fund assets, fund accounting and certain other fund administrative services, and for miscellaneous items such as transfer agency, professional and registration fees.


The Fund       5


MANAGEMENT


The fund's administrator is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $167 billion in approximately 200 mutual fund portfolios. The investment adviser for the master portfolio in which the fund invests all of its assets is The Boston Company Asset Management, LLC (TBCAM), Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. During the last fiscal period, the master portfolio paid TBCAM an investment advisory fee at the annual rate of 0.80% of the master portfolio's average daily net assets. TBCAM was founded in 1970 and manages more than $21 billion in assets in international and domestic equity and balanced portfolios for public, corporate, Taft-Hartley, defined benefit plans, as well as endowment/foundation clients and sub-advised relationships.

Dreyfus and TBCAM are wholly owned subsidiaries of Mellon Financial Corporation. Mellon is a global financial services company with approximately $3.5 trillion of assets under management, administration or custody, including approximately $657 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.

Joseph M. Corrado, CFA, and Stephanie K. Brandaleone, CFA, are the primary portfolio managers. Mr. Corrado is a vice president of TBCAM and oversees domestic equity research. Ms. Brandaleone is a vice president of TBCAM and serves as portfolio manager for the firm's small-cap value strategy and as an investment research analyst.

The fund, TBCAM, Dreyfus and Dreyfus Service Corporation (the fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The TBCAM code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by TBCAM employees does not disadvantage any TBCAM-managed fund.


6


FINANCIAL HIGHLIGHTS


The following tables describe the performance of each share class for the period from February 1, 2003 (commencement of operations) to September 30, 2003. "Total return" shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

                                                                                                              PERIOD ENDED
                                                                                                              SEPTEMBER 30,
CLASS A                                                                                                           2003
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($):

Net asset value, beginning of period                                                                              14.00

From investment operations:  Net investment (loss)((+))                                                            (.05)(1)

                                Net realized and unrealized gain on investments                                    4.53

 Total from investment operations                                                                                  4.48

 Net asset value, end of period                                                                                   18.48

 Total Return (%)                                                                                                 32.00(2,3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average daily net assets((+))                                                                  .89(3)

Ratio of net investment (loss) to average daily net assets((+))                                                    (.29)(3)
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                               146

((+)) FOR THE PERIOD INDICATED, THE ADMINISTRATOR VOLUNTARILY AGREED TO
     REIMBURSE THE FUND FOR ALL OR A PORTION OF ITS OPERATING EXPENSE. IF THIS
     VOLUNTARY ACTION HAD NOT BEEN TAKEN, THE INVESTMENT LOSS PER SHARE AND
     RATIOS WOULD HAVE BEEN:

 NET INVESTMENT (LOSS) PER SHARE ($)   (21.53)(1)

 RATIOS (TO AVERAGE DAILY NET ASSETS) (%):

     EXPENSES                             121.07(3)

     NET INVESTMENT (LOSS)              (120.47)(3)

(1)  CALCULATED BASED ON AVERAGE SHARES OUTSTANDING.

(2)  TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF EXPENSE WAIVERS AND
     WAS CALCULATED EXCLUSIVE OF SALES CHARGE.

(3)  NOT ANNUALIZED.


The Fund       7


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                               PERIOD ENDED
                                                                                                               SEPTEMBER 30,
CLASS B                                                                                                           2003
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($):

Net asset value, beginning of period                                                                              14.00

From investment operations:  Net investment (loss)((+))                                                            (.13)(1)

                             Net realized and unrealized gain on investments                                       4.52

 Total from investment operations                                                                                  4.39

 Net asset value, end of period                                                                                   18.39

 Total Return (%)                                                                                                 31.36(2,3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average daily net assets((+))                                                                 1.39(3)

Ratio of net investment (loss) to average daily net assets((+))                                                    (.79)(3)
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                                48

((+))  FOR THE PERIOD INDICATED, THE ADMINISTRATOR VOLUNTARILY AGREED TO
REIMBURSE THE FUND FOR ALL OR A PORTION OF ITS OPERATING EXPENSE. IF THIS
VOLUNTARY ACTION HAD NOT BEEN TAKEN, THE INVESTMENT LOSS PER SHARE AND RATIOS
WOULD HAVE BEEN:

 NET INVESTMENT (LOSS) PER SHARE ($)   (20.36)(1)

 RATIOS (TO AVERAGE DAILY NET ASSETS) (%):

     EXPENSES                             121.56(3)

     NET INVESTMENT (LOSS)              (120.96)(3)

(1)  CALCULATED BASED ON AVERAGE SHARES OUTSTANDING.

(2) TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF EXPENSE WAIVERS
AND WAS CALCULATED EXCLUSIVE OF SALES CHARGE.

(3)  NOT ANNUALIZED.

                                                                                                             PERIOD ENDED
                                                                                                             SEPTEMBER 30,
 CLASS C                                                                                                         2003
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

Net asset value, beginning of period                                                                            14.00

Net investment (loss)((+))                                                                                       (.13)(1)

Net realized and unrealized gain on investments                                                                  4.52

Total from investment operations                                                                                 4.39

Net asset value, end of period                                                                                  18.39

Total Return (%)                                                                                                31.36(2,3)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average daily net assets((+))                                                               1.38(3)

Ratio of net investment (loss) to average daily net assets((+))                                                   (.79)(3)
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                               48

((+))  FOR THE PERIOD INDICATED, THE ADMINISTRATOR VOLUNTARILY AGREED TO
REIMBURSE THE FUND FOR ALL OR A PORTION OF ITS OPERATING EXPENSE. IF THIS
VOLUNTARY ACTION HAD NOT BEEN TAKEN, THE INVESTMENT LOSS PER SHARE AND RATIOS
WOULD HAVE BEEN:

 NET INVESTMENT (LOSS) PER SHARE ($)   (20.89)(1)

 RATIOS (TO AVERAGE DAILY NET ASSETS) (%):

     EXPENSES                             121.56(3)

     NET INVESTMENT (LOSS)              (120.97)(3)

(1)  CALCULATED BASED ON AVERAGE SHARES OUTSTANDING.

(2) TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF EXPENSE WAIVERS
AND WAS CALCULATED EXCLUSIVE OF SALES CHARGE.

(3)  NOT ANNUALIZED.

8


                                                                                                           PERIOD ENDED
                                                                                                           SEPTEMBER 30,
CLASS R                                                                                                        2003
----------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

Net asset value, beginning of period                                                                          14.00

Net investment (loss)((+))                                                                                     (.02)(1)

Net realized and unrealized gain on investments                                                                4.54

Total from investment operations                                                                               4.52

Net asset value, end of period                                                                                18.52

Total Return (%)                                                                                              32.22(2,3)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average daily net assets((+))                                                              .73(3)

Ratio of net investment (loss) to average daily net assets((+))                                                (.13)(3)
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                             8

((+))  FOR THE PERIOD INDICATED, THE ADMINISTRATOR VOLUNTARILY AGREED TO
REIMBURSE THE FUND FOR ALL OR A PORTION OF ITS OPERATING EXPENSE. IF THIS
VOLUNTARY ACTION HAD NOT BEEN TAKEN, THE INVESTMENT LOSS PER SHARE AND RATIOS
WOULD HAVE BEEN:

 NET INVESTMENT (LOSS) PER SHARE ($)   (19.34)(1)

 RATIOS (TO AVERAGE DAILY NET ASSETS) (%):

     EXPENSES                             120.90(3)

     NET INVESTMENT (LOSS)              (120.30)(3)

(1)  CALCULATED BASED ON AVERAGE SHARES OUTSTANDING.

(2) TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF EXPENSE WAIVERS AND
WAS CALCULATED EXCLUSIVE OF SALES CHARGE.

(3)  NOT ANNUALIZED.

                                                                                                             PERIOD ENDED
                                                                                                             SEPTEMBER 30,
 CLASS T                                                                                                         2003
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

Net asset value, beginning of period                                                                            14.00

Net investment (loss)((+))                                                                                       (.07)(1)

Net realized and unrealized gain on investments                                                                  4.52

Total from investment operations                                                                                 4.45

Net asset value, end of period                                                                                  18.45

Total Return (%)                                                                                                31.79(2,3)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average daily net assets((+))                                                              1.06(3)

Ratio of net investment (loss) to average daily net assets((+))                                                (.46)(3)
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                             8

((+)) FOR THE PERIOD INDICATED, THE ADMINISTRATOR VOLUNTARILY AGREED TO
     REIMBURSE THE FUND FOR ALL OR A PORTION OF ITS OPERATING EXPENSE. IF THIS
     VOLUNTARY ACTION HAD NOT BEEN TAKEN, THE INVESTMENT LOSS PER SHARE AND
     RATIOS WOULD HAVE BEEN:


 NET INVESTMENT (LOSS) PER SHARE ($)   (19.36)(1)

 RATIOS (TO AVERAGE DAILY NET ASSETS) (%):

     EXPENSES                             121.24(3)

     NET INVESTMENT (LOSS)              (120.64)(3)

(1)  CALCULATED BASED ON AVERAGE SHARES OUTSTANDING.

(2)  TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF EXPENSE WAIVERS AND
     WAS CALCULATED EXCLUSIVE OF SALES CHARGE.

(3)  NOT ANNUALIZED.


The Fund       9


Your Investment

ACCOUNT POLICIES


THE DREYFUS PREMIER FUNDS are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described herein. In addition, such third parties may receive payments from Dreyfus in connection with their offering of fund shares to their customers, or for marketing, distri-bution or other services. The receipt of such payments could create an incentive for the third party to offer the fund instead of other mutual funds where such payments are not received. Consult a representative of your plan or financial institution for further information.

YOU WILL NEED TO CHOOSE A SHARE CLASS before making your initial investment. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. In making your choice, you should consider how much you plan to invest and how long you plan to hold your investment, then weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but higher annual fees and a contingent deferred sales charge
(CDSC). Your financial representative can help you choose the share class that is appropriate for you.




Reduced Class A and Class T sales charge

LETTER OF INTENT: lets you purchase Class A and Class T shares over a 13-month period at the same sales charge as if all shares had been purchased at once.


RIGHT OF ACCUMULATION: when calculating your sales charge on Class A or Class T shares, you may take into account the value of any shares you own in this fund or in certain other Dreyfus Premier funds or Dreyfus Founders funds. For any such right of accumulation to be made available, at the time of purchase you must provide sufficient information to permit the confirmation of qualification


CONSULT THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.





* CLASS A shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon. If you invest $1 million or more (and are not eligible to purchase Class R shares), Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.


* CLASS B shares may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer-term investment horizon.

* CLASS C shares may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon.

* CLASS R shares are designed for eligible institutions and their clients (individuals may not purchase these shares directly).


* CLASS T shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and have a shorter-term investment horizon. However, if you invest $1 million or more in the fund, you should buy Class A shares, regardless of your investment horizon, because Class A has lower expenses than Class T.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees for Class B and Class C shares have the same purpose as the front-end sales charge on sales of Class A and Class T shares: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions for selling shares.



10


Share class charges

EACH SHARE CLASS has its own fee structure. In some cases, you may not have to pay a sales charge or may qualify for a reduced sales charge to buy or sell shares. Consult your financial representative or refer to the SAI to see if this may apply to you.
--------------------------------------------------------------------------------

Sales charges

CLASS A AND CLASS T -- CHARGED WHEN YOU BUY SHARES

                                                     Sales charge                              Sales charge
                                                     deducted as a %                           as a % of your
Your investment                                      of offering price                         net investment
------------------------------------------------------------------------------------------------------------------------------------
                                                     Class               Class                  Class               Class
                                                     A                   T                      A                   T
------------------------------------------------------------------------------------------------------------------------------------

Up to $49,999                                        5.75%               4.50%                  6.10%               4.70%

$50,000 -- $99,999                                   4.50%               4.00%                  4.70%               4.20%

$100,000 -- $249,999                                 3.50%               3.00%                  3.60%               3.10%

$250,000 -- $499,999                                 2.50%               2.00%                  2.60%               2.00%

$500,000 -- $999,999                                 2.00%               1.50%                  2.00%               1.50%

$1 million or more*                                  0.00%               0.00%                  0.00%               0.00%

* A 1.00% CDSC may be charged on any shares sold within one year of purchase (except shares bought through dividend reinvestment).



Class T shares also carry an annual Rule 12b-1 fee of 0.25% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS B -- CHARGED WHEN YOU SELL SHARES

                                    CDSC as a % of your initial
Years since purchase                investment or your redemption
was made                            (whichever is less)
--------------------------------------------------------------------------------

Up to 2 years                       4.00%

2 -- 4 years                        3.00%

4 -- 5 years                        2.00%

5 -- 6 years                        1.00%

More than 6 years                   Shares will automatically
                                    convert to Class A

Class B shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS C -- CHARGED WHEN YOU SELL SHARES

A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS R -- NO SALES LOAD OR RULE 12B-1 FEES

Buying shares

THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The fund's NAV is derived by using the value of the master portfolio's investments which are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the master portfolio's board.

ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.
--------------------------------------------------------------------------------

Minimum investments

                                   Initial            Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS                   $1,000             $100; $500 FOR
                                                      DREYFUS TELETRANSFER
                                                      INVESTMENTS

TRADITIONAL IRAS                   $750               NO MINIMUM

SPOUSAL IRAS                       $750               NO MINIMUM

ROTH IRAS                          $750               NO MINIMUM

EDUCATION SAVINGS                  $500               NO MINIMUM
ACCOUNTS                                              AFTER THE FIRST YEAR

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Concepts to understand

NET ASSET VALUE (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B, C and R are offered at NAV, but Classes B and C generally are subject to higher annual operating expenses and a CDSC.

Your Investment       11



ACCOUNT POLICIES (CONTINUED)

Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.

BEFORE SELLING SHARES RECENTLY PURCHASED by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

* if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

* the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares


Limitations on selling shares  by phone or online

Proceeds                    Minimum                   Maximum
sent by                     phone/online              phone/online
--------------------------------------------------------------------------------

CHECK*                      NO MINIMUM                $250,000 PER DAY

WIRE                        $1,000                    $500,000 FOR JOINT
                                                      ACCOUNTS EVERY 30 DAYS/
                                                      $20,000 PER DAY

DREYFUS                     $500                      $500,000 FOR JOINT
TELETRANSFER                                          ACCOUNTS EVERY 30 DAYS/
                                                      $20,000 PER DAY

* NOT AVAILABLE ONLINE ON ACCOUNTS WHOSE ADDRESS HAS BEEN CHANGED WITHIN THE LAST 30 DAYS.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

*    requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

12


General policies

UNLESS YOU DECLINE TELESERVICE PRIVILEGES on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

THE FUND RESERVES THE RIGHT TO:


* refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four purchases/redemptions or exchanges (so-called roundtrips) during any twelve-month period)


* refuse any purchase or exchange request in excess of 1% of the fund's total assets

* change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

*    change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

Your Investment       13


DISTRIBUTIONS AND TAXES


THE FUND EARNS DIVIDENDS, INTEREST and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

DISTRIBUTIONS PAID BY THE FUND are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, are taxable to you as qualified dividends and capital gains.

HIGH PORTFOLIO TURNOVER and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

IF YOU BUY SHARES WHEN A FUND HAS REALIZED but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax advisor before investing.


14


SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.
--------------------------------------------------------------------------------

For investing

DREYFUS AUTOMATIC               For making automatic investments
ASSET BUILDER((reg.tm))         from a designated bank account.

DREYFUS PAYROLL                 For making automatic investments
SAVINGS PLAN                    through a payroll deduction.

DREYFUS GOVERNMENT              For making automatic investments
DIRECT DEPOSIT                  from your federal employment,
PRIVILEGE                       Social Security or other regular
                                federal government check.

DREYFUS DIVIDEND                For automatically reinvesting the
SWEEP                           dividends and distributions from
                                the fund into another Dreyfus fund
                                or certain Founders-advised funds
                                (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                   For making regular exchanges from
EXCHANGE PRIVILEGE              the fund into another Dreyfus fund
                                or certain Founders-advised funds.
--------------------------------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC               For making regular withdrawals
WITHDRAWAL PLAN                 from most Dreyfus funds. There will  be no CDSC
                                on Class B shares, as long as the amount of any withdrawal does not exceed an annual rate of 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Exchange privilege


YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Founders-advised fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.


Dreyfus TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.

Reinvestment privilege


UPON WRITTEN REQUEST, YOU CAN REINVEST up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.


Account statements

EVERY FUND INVESTOR automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Your Investment       15


INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

   Complete the application.

   Mail your application and a check to:
   Name of Fund
   P.O. Box 55268, Boston, MA 02205-8502
   Attn: Institutional Processing


TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to: Name of Fund P.O. Box 55268, Boston, MA 02205-8502 Attn: Institutional Processing


           By Telephone


WIRE Call us to request an account application and an account number. Have your bank send your investment to The Bank of New York, with these instructions:


   * ABA# 021000018

   * DDA# 8900479892

   * the fund name

   * the share class


   * your account number


   * name(s) of investor(s)

   * dealer number if applicable


   Return your application with the account number on the application.


WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# 8900479892

* the fund name

* the share class

* your account number

* name(s) of investor(s)

* dealer number if applicable


ELECTRONIC CHECK Same as wire, but insert "111" before your 14-digit account number.


DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Call us to request your transaction.

TO SELL SHARES

Write a letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund name

* the dollar amount you want to sell

* the share class

* how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to:
The Dreyfus Family of Funds
P.O. Box 55268, Boston, MA 02205-8502
Attn: Institutional Processing

WIRE Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

DREYFUS TELETRANSFER Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

CHECK Call us or your financial representative to request your transaction. A check will be sent to the address of record.

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS FAMILY OF FUNDS.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

16



INSTRUCTIONS FOR REGULAR ACCOUNTS (continued)

   TO OPEN AN ACCOUNT

            Online (www.dreyfus.com)



TO ADD TO AN ACCOUNT

DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Visit the Dreyfus Web site to request your transaction.

TO SELL SHARES

WIRE Visit the Dreyfus Web site to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

DREYFUS TELETRANSFER Visit the Dreyfus Web site to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

CHECK Visit the Dreyfus Web site to request your transaction. A check will be sent to the address of record.

           Automatically

   WITH AN INITIAL INVESTMENT  Indicate
on your application which automatic service(s) you want. Return your application with your investment.

ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

AUTOMATIC WITHDRAWAL PLAN Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

Your Investment       17



INSTRUCTIONS FOR IRAS

   TO OPEN AN ACCOUNT

            In Writing

   Complete an IRA application, making sure to specify the fund name and to indicate the year the contribution is for.

Mail your application and a check to:
The Dreyfus Trust Company,
Custodian P.O. Box 55552,
Boston, MA 02205-8568
Attn:  Institutional Processing

TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check. Indicate the year the contribution is for.

Mail the slip and the check to: The Dreyfus Trust Company P.O. Box 55552, Boston, MA 02205-8568 Attn: Institutional Processing

           By Telephone


WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# 8900479892

* the fund name

* the share class * your account number

* name of investor

* the contribution year

* dealer number if applicable


ELECTRONIC CHECK Same as wire, but insert "111" before your 14-digit account number.


           Automatically

ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials. All contributions will count as current year.

TO SELL SHARES

Write a letter of instruction that includes:

* your name and signature

* your account number

* the fund name

* the dollar amount you want to sell

* the share class

* how and where to send the proceeds

* whether the distribution is qualified or premature

* whether the 10% TEFRA should be withheld

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to:
The Dreyfus Trust Company, Custodian
P.O. Box 55552,
Boston, MA 02205-8568
Attn: Institutional Processing


SYSTEMATIC WITHDRAWAL PLAN Call us to request instructions to establish the plan.

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS TRUST COMPANY, CUSTODIAN.

18



NOTES




NOTES




NOTES




For More Information

Dreyfus Premier Small Cap Equity Fund

A series of Dreyfus Premier Stock Funds
---------------------------------------

SEC file number:  811-21236

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report


Describes the fund's performance, lists portfolio holdings and contains a letter from the portfolio managers discussing recent market conditions, economic trends and strategies that significantly affected the fund's performance during the last fiscal year.


Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
Attn: Institutional Servicing
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2004 Dreyfus Service Corporation                                439P0204NA




---------------------------------------------------------------------------


                        DREYFUS PREMIER STOCK FUNDS

                   DREYFUS PREMIER SMALL CAP EQUITY FUND
          (CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES)
                 DREYFUS PREMIER INTERNATIONAL EQUITY FUND
          (CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES)
               DREYFUS PREMIER INTERNATIONAL SMALL CAP FUND
---------------------------------------------------------------------------
          (CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES)


                    STATEMENT OF ADDITIONAL INFORMATION
                             FEBRUARY 1, 2004
---------------------------------------------------------------------------


      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Premier Small Cap Equity Fund, Dreyfus Premier International Equity Fund and Dreyfus Premier International Small Cap Fund, each a separate series (each, a "Fund" and collectively, the "Funds") of Dreyfus Premier Stock Funds (the "Company"), dated February 1, 2004, as each Prospectus may be revised from time to time. To obtain a copy of the relevant Fund's Prospectus, please call your financial adviser, visit the Dreyfus.com website, or call 1-800-554-4611.

      The most recent Annual Report and Semi-Annual Report to Shareholders for each Fund are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.
                             TABLE OF CONTENTS

                                                                       PAGE
Description of the Company and Funds...................................B-2
Management of the Company.............................................B-20
Management Arrangements...............................................B-24
How to Buy Shares.....................................................B-28
Distribution Plan and Shareholder Services Plan.......................B-35
How to Redeem Shares..................................................B-37
Shareholder Services..................................................B-41
Determination of Net Asset Value......................................B-46
Dividends, Distributions and Taxes....................................B-47
Portfolio Transactions................................................B-50
Summary of The Proxy Voting Policy, Procedures and Guidelines of the
Portfolio ............................................................B-51
Performance Information...............................................B-52
Information About the Company and Funds...............................B-54
Counsel and Independent Auditors......................................B-64
Appendix..............................................................B-65




                   DESCRIPTION OF THE COMPANY AND FUNDS


      The Company is a Massachusetts business trust that commenced operations on February 1, 2003. Each Fund is a separate portfolio of the Company, an open-end management investment company, known as a mutual fund. Each Fund is a diversified fund, which means that, with respect to 75% of the Fund's total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities). Each Fund seeks long-term growth of capital and invests in a "master" portfolio, as described below.

      MASTER/FEEDER STRUCTURE. Each Fund is a "feeder fund" that invests all of its investable assets in a corresponding "master" portfolio with substantially the same investment objective, policies and restrictions as the Fund. Namely, Dreyfus Premier Small Cap Equity Fund, Dreyfus Premier International Equity Fund, and Dreyfus Premier International Small Cap Fund invest all of their investable assets in The Boston Company Small Cap Value Portfolio, The Boston Company International Equity Portfolio, and The Boston Company International Small Cap Portfolio (each, a "Portfolio" and collectively, the "Portfolios"), respectively. Each Portfolio is a series of Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), an open-end management investment company. The Boston Company Asset Management Company LLC ("TBCAM" or the "Investment Adviser"), an affiliate of The Dreyfus Corporation ("Dreyfus"), is the investment adviser to each Portfolio. Because the Funds invest all of their investable assets in the corresponding Portfolios, the Funds do not require investment advisory services.


      In addition to the Funds, other feeder funds currently, and in the future may, invest in these Portfolios, and information about the other feeder funds is available from TBCAM. The other feeder funds invest in the Portfolios on the same terms as the Funds and, together with the Funds, bear a proportionate share of the Portfolios' expenses. The other feeder funds may sell shares on different terms and under a different pricing structure than the Funds, which may produce different investment results.

      There are certain risks associated with an investment in a master-feeder structure. Large scale redemptions by other feeder funds in a Portfolio may reduce the diversification of a Portfolio's investments, reduce economies of scale and increase a Portfolio's operating expenses. If the Portfolio Trust's Board of Trustees approves a change to the investment objective of a Portfolio that is not approved by the Company's Board, a Fund would be required to withdraw its investment in the Portfolio and engage the services of an investment adviser or find a substitute master portfolio. Withdrawal of a Fund's interest in its Portfolio, which may be required by the Company's Board without shareholder approval, might cause the Fund to incur expenses it would not otherwise be required to pay.

      If a Fund is requested to vote on a matter affecting the Portfolio in which it invests, the Fund will call a meeting of its shareholders to vote on the matter. The Fund will then vote on the matter at the meeting of the Portfolio's investors in the same proportion that the Fund's shareholders voted on the matter. The Fund will vote those shares held by its shareholders who did not vote in the same proportion as those Fund shareholders who did vote on the matter.

      Because the Funds invest all of their investable assets in their corresponding Portfolios, the description of each Fund's investment policies, techniques, specific investments and related risks that follows also applies to the corresponding Portfolio.

CERTAIN PORTFOLIO SECURITIES

      The following information supplements for each Fund (except as noted) and should be read in conjunction with the relevant Fund's
Prospectus.

      COMMON AND PREFERRED STOCKS. (All Funds) Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, a Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Each Fund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company. Each of Dreyfus Premier International Equity Fund and Dreyfus Premier International Small Cap Fund may invest in preferred stocks of an issuer of any credit quality if the common stocks of the issuer are not available to the Fund for investment.

      CONVERTIBLE SECURITIES. (All Funds) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

      Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.
In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

      WARRANTS. (All Funds) Each Fund may purchase warrants. A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation's capital stock at a set price for a specified period of time. Warrants are subject to the same market risks as stocks, buy may be more volatile in price. A fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

      U.S. GOVERNMENT SECURITIES. (All Funds) Each Fund may invest in U.S. Treasury securities which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. In addition to U.S. Treasury securities, each Fund, may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

      FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL Entities. (All Funds) Each Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Investment Adviser to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

      DEPOSITARY RECEIPTS. (All Funds) Each Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs") and Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

      These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

      CORPORATE DEBT SECURITIES. (All Funds) Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities also may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of gold bullion or other precious metals.

      SOVEREIGN DEBT OBLIGATIONS. (Dreyfus Premier International Equity Fund and Dreyfus Premier International Small Cap Fund only) Each of these Funds may invest in sovereign debt obligations. Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's net asset value, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

      A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

      ZERO COUPON, PAY-IN-KIND AND STEP-UP SECURITIES. Each Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. Each Fund may invest in pay-in-kind bonds which are bonds which generally pay interest through the issuance of additional bonds. Each Fund also may purchase step-up coupon bonds which are debt securities which typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than securities having similar maturities and credit qualities. In addition, unlike bonds that pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See "Dividends, Distributions and Taxes."

      REAL ESTATE INVESTMENT TRUSTS. (All Funds) Each Fund may invest in real estate investment trusts ("REITs"). A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

      REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act").


      INVESTMENT COMPANIES. (All Funds) Each Fund may invest in securities issued by registered and unregistered investment companies, including exchange-traded funds described below. Under the 1940 Act, a Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Each Fund also may invest its uninvested cash reserves in shares of one or more money market funds advised by Dreyfus. Such investments will not be subject to the limitations described above, except that a Fund's aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets.


      EXCHANGE-TRADED FUNDS. (All Funds) Each Fund may invest in shares of exchange-traded investment companies (collectively, "ETFs") which are designed to provide investment results corresponding to an equity index. These may include Standard & Poor's Depositary Receipts ("SPDRs"), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq 100 Shares") and iShares exchange-traded funds ("iShares"). ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component common stocks of, and in substantially the same weighting as, the relevant benchmark index. The benchmark indices of SPDRs, DIAMONDS and Nasdaq-100 Shares are the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component stocks of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

      The values of ETFs are subject to change as the values of their respective component common stocks fluctuate according to market volatility. Investments in ETFs involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by a Fund. Moreover, a Fund's investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

      ILLIQUID SECURITIES. (All Funds) Each Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should it desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

      MONEY MARKET INSTRUMENTS. (All Funds) When the Investment Adviser determines that adverse market conditions exist, a Fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper. A Fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

INVESTMENT TECHNIQUES

      The following information supplements for each Fund (except as noted) and should be read in conjunction with the relevant Fund's
Prospectus.

      FOREIGN CURRENCY TRANSACTIONS. (All Funds) A Fund may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

      Foreign currency transactions may involve, for example, a Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive. A Fund's success in these transactions will depend principally on the ability of the Investment Adviser to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

      Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. Each of Dreyfus Premier International Equity Fund and Dreyfus Premier International Small Cap Fund may seek to take advantage of changes in currency exchange rates in an effort to realize additional capital appreciation. Dreyfus Premier Small Cap Equity Fund has no current intention of engaging in foreign currency transactions.

      SHORT-SELLING. (All Funds) In these transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively. A Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns.

      A Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 5% of the value of a Fund's net assets.

      Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

      BORROWING MONEY. (All Funds) Each Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Dreyfus Premier International Equity Fund, however, currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

      LEVERAGE.  (All Funds, except Dreyfus Premier International Equity
Fund) Leveraging (buying securities using borrowed money) exaggerates the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires a Fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

      A Fund may enter into reverse repurchase agreements with banks, broker/dealers or other financial institutions. This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. As a result of these transactions, the Fund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. To the extent a Fund enters into a reverse repurchase agreement, the Fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by a Fund. Except for these transactions, the Fund's borrowings generally will be unsecured.

      DERIVATIVES. (All Funds) Each Fund may invest in, or enter into, derivatives, such as options and futures and options on future contracts, swaps and credit derivatives, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for a Fund to invest than "traditional" securities would.

      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

      If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.





      Neither the Portfolios nor any of the Funds will be a commodity pool. In addition, the Portfolio Trust has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the Commodity
Exchange Act.


      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Investment Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

FUTURES TRANSACTIONS--IN GENERAL. Each Fund may enter into futures contracts in U.S. domestic markets or, if applicable, on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include commodities which are traded on domestic exchanges or those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

      Engaging in these transactions involves risk of loss to a Fund which could adversely affect the value of the Fund's net assets.
Although each of these Funds intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

      Successful use of futures and options with respect thereto by a Fund also is subject to the ability of the Investment Adviser to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Fund may have to sell such securities at a time when it may be disadvantageous to do so.

      Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

SPECIFIC FUTURES TRANSACTIONS. A Fund may purchase and sell stock index futures contracts. A stock index future obligates a Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

      A Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

      A Fund may purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

      A Fund may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

SWAPS. Each Fund may enter into equity, interest rate, index and currency swap agreements in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate), or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

      Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.

CREDIT DERIVATIVES. Each Fund may engage in credit derivative transactions, such as those involving default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Investment Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Investment Adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund's loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged.

OPTIONS--IN GENERAL. Each Fund may purchase and write (i.e., sell) call and put option contracts. A Fund will not sell put options if, as a result, more than 50% of the Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

      A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

      There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

SPECIFIC OPTIONS TRANSACTIONS. A Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

      A Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

      A Fund may purchase cash-settled options on equity index swaps in pursuit of its investment objective. Equity index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

      Successful use by a Fund of options will be subject to the ability of the Investment Adviser to predict correctly movements in the prices of individual stocks, the stock market generally or foreign currencies. To the extent such predictions are incorrect, the Fund may incur losses.

COMBINED TRANSACTIONS. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple swap transactions, and multiple interest rate transactions, structured notes and any combination of futures, options, swaps, currency, multiple currency transactions (including forward currency contracts) and interest rate transactions ("component" transactions), instead of a single strategic transaction, as part of a single or combined strategy when, in the opinion of the Investment Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Investment Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

      FUTURE DEVELOPMENTS. (All Funds) A Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

      LENDING PORTFOLIO SECURITIES. (All Funds) Each Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon.
Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Investment Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will minimize this risk by limiting the investment of cash collateral to repurchase agreements or other high quality instruments with short maturities.

      FORWARD COMMITMENTS. (All Funds) Each Fund may purchase securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

      Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

CERTAIN INVESTMENT CONSIDERATIONS AND RISKS

      EQUITY SECURITIES. (All Funds) Equity securities, including common stock, preferred stock, convertible securities and warrants, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

      Dreyfus Premier Small Cap Equity Fund and Dreyfus Premier International Small Cap Fund purchase securities of small capitalization companies. The stock prices of these companies may be subject to more abrupt or erratic market movements than the stocks of larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. Dreyfus Premier Small Cap Equity Fund and Dreyfus Premier International Small Cap Fund each will invest at least 80% of its assets in such securities or companies. The Funds, together with other investment companies advised by the Investment Adviser and its affiliates, may own significant positions in portfolio companies which, depending on market conditions, may affect adversely a Fund's ability to dispose of some or all of its position should it desire to do so.

      A Fund may purchase securities of companies which have no earnings or have experienced losses. A Fund generally will make these investments based on a belief that actual anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perception about the company change, the company's stock price may decline sharply and its securities may become less liquid.

      The Funds may invest in securities issued by companies in the technology sector, which has been among the most volatile sectors of the stock market. Technology companies involve greater risk because their revenues and earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors. Fund investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or canceled.

      The Funds may purchase securities of companies in initial public offerings ("IPOs") or shortly thereafter. An IPO is a corporation's first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of the National Association of Securities Dealers, Inc. apply to the distribution of IPOs. Corporations offering IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies' securities may be very volatile, sometimes rising and falling rapidly based solely on investor perceptions rather than economic reasons.

      FIXED-INCOME SECURITIES. (All Funds) Each Fund may invest up to 20% of its net assets in fixed-income securities, such as bonds, notes, Eurodollar securities and other debt obligations issued by the U.S. government, its agencies, authorities and sponsored enterprises, foreign governments and their political subdivisions, and corporate issuers located in or doing business in foreign countries, rated at the time of investment A or better by a rating agency or, if unrated, determined by the Investment Adviser to be of comparable credit quality. Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. In addition, each Fund may invest up to 5% of its net assets in fixed-income securities rated Baa- by Moody's Investors Service, Inc. and BBB- by Standard & Poor's Ratings Services and Fitch Ratings, which may be subject to such risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.

      FOREIGN SECURITIES. (All Funds) Dreyfus Premier International Equity Fund and Dreyfus Premier International Small Cap Fund may invest in foreign securities without limit. Dreyfus Premier Small Cap Equity Fund may invest up to 15% of its total assets in foreign securities, including securities of foreign issuers that trade on a U.S. exchange or in the U.S. OTC market. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.


      Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Moreover, foreign securities held by the Fund may trade on days when the Fund does not calculate its net asset value and thus affect the Fund's net asset value on days when investors have no access to the Fund.


      Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

      Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.


SIMULTANEOUS INVESTMENTS. (All Funds) Investment decisions for each Fund are made independently from those of the other investment companies advised by the Investment Adviser. If, however, such other investment companies desire to invest in, or dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each investment company. Pursuant to written trade allocation procedures, portfolio managers and trading desks of the Investment Adviser will ordinarily seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one investment company or account. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. Each Fund, together with other investment companies advised by the Investment Adviser and its affiliates, may own significant positions in portfolio companies which, depending on market conditions, may affect adversely a Fund's ability to dispose of some or all of its positions should it desire to do so.

INVESTMENT RESTRICTIONS

      Under normal circumstances, Dreyfus Premier Small Cap Equity Fund invests in a corresponding Portfolio which invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-cap U.S. companies as described in its Prospectus. Under normal circumstances, Dreyfus Premier International Equity Fund invests in a corresponding Portfolio which invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies located in the foreign countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE(R)) Index and Canada. Under normal circumstances, Dreyfus Premier International Small Cap Fund invests in a corresponding Portfolio which invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that are located in foreign countries represented in, and which, at the time of purchase, have total market capitalizations that fall in the range of the capitalizations of the companies that comprise, the Citigroup Extended Market (EM) Ex-U.S. Indexsm as described in its Prospectus. Each Fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest 80% of its assets.


      The Company has adopted investment restrictions numbered 1 through 9 as fundamental policies which cannot be changed, as to a Fund, without approval by the holders of a majority (as defined in the 1940 Act) of such Fund's outstanding voting shares. Investment restrictions numbered 10 through 12 are not fundamental policies and may be changed by a vote of a majority of the Company's Board members at any time. No Fund may:

1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

2. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

3. Invest in commodities or commodities contracts, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swaps and other derivatives.

4. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

5. Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the Fund's total assets) or as otherwise permitted by the Securities and Exchange Commission. For purposes of this Investment Restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

6. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies. For purposes of this Investment Restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of senior security.

8. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Investment Restriction.

9. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

10. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

11. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

12. Invest more than 15% of its net assets in securities which are illiquid.

      Notwithstanding any other fundamental or non-fundamental investment restriction or policy, each Fund may invest all of its assets in the securities of a single open-end registered investment company with substantially the same fundamental investment objectives, restrictions and policies as the Fund.

      If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 9, however, if borrowings exceed 33-1/3% of the value of a Fund's total assets as a result of changes in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

      The Company and Dreyfus have received an exemptive order from the Securities and Exchange Commission which, among other things, permits each Fund to use uninvested cash to purchase shares of one or more registered money market funds advised by Dreyfus or its affiliates in excess of limitations imposed by the 1940 Act.


                         MANAGEMENT OF THE COMPANY

      The Company's Board is responsible for the management and supervision of the Funds, and approves all significant agreements with those companies that furnish services to the Funds. These companies are as follows:


     The Dreyfus Corporation...................   Administrator
     Mellon Bank, N.A..........................   Sub-Administrator and
                                                  Custodian
     Dreyfus Service Corporation...............   Distributor
     Dreyfus Transfer, Inc.....................   Transfer Agent


      Board members of the Company, together with information as to their positions with the Company, principal occupations and other board memberships and affiliations, are shown below.





BOARD MEMBERS OF THE COMPANY(1)

Name (Age)                          Principal Occupation
Position with Company (Since)       During Past 5 Years             Other Board Memberships and Affiliations


Joseph S. DiMartino (60)            Corporate Director and Trustee  The Muscular Dystrophy Association,
Chairman of the Board (2003)                                            DIRECTOR
                                                                    Levcor International, Inc., an apparel
                                                                       fabric processor, DIRECTOR
                                                                    Century Business Services, Inc., a provider
                                                                       of outsourcing functions for small and
                                                                       medium size companies, DIRECTOR
                                                                    The Newark Group, a provider of a national
                                                                       market of paper recovery facilities,
                                                                       paperboard mills and paperboard
                                                                       converting plants, DIRECTOR

David W. Burke (67)                 Corporate Director and Trustee  John F. Kennedy Library Foundation,
Board Member (2003)                                                   DIRECTOR
                                                                    U.S.S. Constitution Museum,
                                                                      DIRECTOR

William Hodding Carter               President and Chief            Independent Sector, DIRECTOR
III (68)                              Executive Officer of the      The Century Foundation, DIRECTOR
Board Member (2003)                   John S. and James L. Knight   The Enterprise Corporation of the Delta,
                                      Foundation (1998 - present)       DIRECTOR
                                                                    Foundation of the Mid-South, DIRECTOR

Ehud Houminer (63)                  Professor and                   Avnet Inc., an electronics distributor,
Board Member (2003)                   Executive-in-Residence at         DIRECTOR
                                      the Columbia Business         International Advisory Board to the MBA
                                      School, Columbia University       Program School of Management, Ben Gurian
                                    Principal of Lear, Yavitz and       University, CHAIRMAN
                                      Associates, a management      Explore Charter School, Brooklyn, NY,
                                      consulting firm, from 1996        CHAIRMAN
                                      to 2001

Richard C. Leone (63)               President of The Century        None
Board Member (2003)                   Foundation (formerly, The
                                      Twentieth Century Fund,
                                      Inc.), a tax exempt
                                      research foundation engaged
                                      in the study of economic,
                                      foreign policy and domestic
                                      issues


Hans C. Mautner (66)                President-International         None
Board Member (2003)                   Division and an Advisory
                                      Director of Simon Property
                                      Group, a real estate
                                      investment company (1998 -
                                      present),
                                    Director and Vice Chairman of
                                      Simon Property Group
                                      (1998-2003),
                                    Chairman and Chief Executive
                                      Officer of Simon Global
                                      Limited (1999 - present)


Robin A. Pringle (40)               Senior Vice President of        None
Board Member (2003)                   Mentor/ National Mentoring
                                      Partnership, a national
                                      non-profit organization
                                      that is leading the
                                      movement to connect
                                      America's young people with
                                      caring mentors

John E. Zuccotti (66)               Chairman of Brookfield          None
Board Member (2003)                   Financial Properties, Inc.




--------
1 None of the Board members are "interested persons" of the Company, as defined in the 1940 Act.


      Board members are elected to serve for an indefinite term. The Company has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Company, as defined in the 1940 Act. The function of the audit committee is to oversee the Company's financial and reporting policies and certain internal control matters; the function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Company for election to the Company's Board; and the function of the compensation committee is to establish the appropriate compensation for serving on the Board. The nominating committee does not normally consider nominees recommended by shareholders. The Company also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Funds' investments. The audit committee met twice during the fiscal period ended September 30, 2003. The valuation, compensation, pricing and nominating committees had no meetings during the last fiscal period.

      The table below indicates the dollar range of each Board member's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2003.




                                                        WILLIAM
                            JOSEPH S.     DAVID W.      HODDING    EHUD        RICHARD C.     HANS C.     ROBIN A.      JOHN E.
                            DIMARTINO      BURKE      CARTER III    HOUMINER      LEONE       MAUTNER      PRINGLE     ZUCCOTTI

Dreyfus Premier Small      None         None          None         None        None         None         None         None
Cap Equity Fund
Dreyfus Premier            None         None          None         None        None         None         None         None
International Equity Fund
Dreyfus Premier            None         None          None         None        None         None         None         None
International Small Cap
Fund
Aggregate Holdings of      Over         Over          None         Over        Over         Over         $1 -         Over
Funds in the Dreyfus       $100,000     $100,000                   $100,000    $100,000     $100,000     $10,000      $100,000
Family of Funds for
which Responsible as a
Board Member


      As of December 31, 2003, none of the Board members or their immediate family members owned securities of the Investment Adviser, the Administrator, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Adviser, Administrator, or the Distributor.

      The Company pays its Board members its allocated portion of an annual retainer of $30,000 and a per meeting fee of $4,000 (with a minimum of $500 per meeting and per telephone meeting) attended for the Company and seven other funds (comprised of 11 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting attended fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Company for the fiscal period ending September 30, 2003, and by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) during the year ended December 31, 2003, was as follows:

                                                  Total Compensation
                              Aggregate          From the Company and
     Name of Board          Compensation           Fund Complex Paid
         MEMBER           FROM THE COMPANY*       TO BOARD MEMBER(**)
         ------           -----------------      --------------------

Joseph S. DiMartino              N/A+                 $800,305 (191)
David W. Burke                   N/A+                 $283,744 (84)
William Hodding Carter III       N/A+                 $ 48,994 (11)
Ehud Houminer                    N/A+                 $894,494 (32)
Richard C. Leone                 N/A+                 $ 48,944 (11)
Hans C. Mautner                  N/A+                 $ 36,494 (11)
Robin A. Pringle                 N/A+                 $ 48,944 (11)
John E. Zuccotti                 N/A+                 $ 48,944 (11)


--------------------

* The Board members were reimbursed expenses for attending Board meetings, which amounted to $8,736 for all Board members as a group.

** Represents the number of portfolios comprising the investment companies in the Fund Complex, including the Funds, for which the Board members serve.

+ Each Fund's pro rata allocation of the Board members' compensation from the Company was less than $1.00 for each of the three Board meetings held during the fiscal period ended September 30, 2003.

OFFICERS OF THE COMPANY

STEPHEN E. CANTER, PRESIDENT SINCE OCTOBER 2002.  Chairman of the Board,
      Chief Executive Officer, and Chief Operating Officer of Dreyfus, and an officer of 95 investment companies (comprised of 185 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 58 years old and has been an employee of Dreyfus since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE OCTOBER 2002.  Chief
      Investment Officer, Vice Chairman and a director of the Manager, and an officer of 95 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President - Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE OCTOBER 2002.  Executive Vice
      President, Secretary and General Counsel of Dreyfus, and an officer of 96 investment companies (comprised of 201 portfolios) managed by Dreyfus. He is 57 years old and has been an employee of Dreyfus since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE OCTOBER 2002.  Associate General
      Counsel of Dreyfus, and an officer of 37 investment companies (comprised of 46 portfolios) managed by Dreyfus. He is 40 years old and has been an employee of Dreyfus since February 1991.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE OCTOBER 2002.  Associate
      General Counsel of Dreyfus, and an officer of 24 investment companies (comprised of 81 portfolios) managed by Dreyfus. He is 38 years old and has been an employee of Dreyfus since October 1990.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE OCTOBER 2002.  Assistant
      Secretary and Associate General Counsel of Dreyfus, and an officer of 96 investment companies (comprised of 201 portfolios) managed by Dreyfus. He is 54 years old and has been an employee of Dreyfus since July 1980.

JAMES WINDELS, TREASURER SINCE OCTOBER 2002.  Director Mutual Fund
      Accounting of Dreyfus, and an officer of 96 investment companies (comprised of 201 portfolios) managed by Dreyfus. He is 45 years old and has been an employee of Dreyfus since April 1985.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE OCTOBER 2002.  Mutual Fund
      Tax Director of Dreyfus, and an officer of 96 investment companies (comprised of 201 portfolios) managed by Dreyfus. He is 49 years old and has been an employee of Dreyfus since June 1993.

RICHARD CASSARO, ASSISTANT TREASURER SINCE OCTOBER 2002.  Senior
      Accounting Manager - Equity Funds of Dreyfus, and an officer of 25 investment companies (comprised of 100 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since September 1982.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE OCTOBER 2002.  Senior Accounting
      Manager - Equity Funds of Dreyfus, and an officer of 25 investment companies (comprised of 101 portfolios) managed by Dreyfus. He is 36 years old and has been an employee of Dreyfus since November 1990.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER
      2002. Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 33 years old and has been an employee of the Distributor since October 1998.


      The address of each Board member and officer of the Company is 200 Park Avenue, New York, New York 10166.


      The Company's Board members and officers, as a group, owned less than 1% of each Fund's voting securities outstanding on January 15, 2004. See "Information About the Company" for a list of shareholders known by the Company to own of record 5% or more of a Fund's outstanding securities as of January 15, 2004.


                          MANAGEMENT ARRANGEMENTS


      PORTFOLIO INVESTMENT ADVISER. TBCAM serves as the investment adviser to the Portfolios pursuant to written investment advisory agreements. TBCAM, a Massachusetts limited liability company, is a registered as an investment adviser under the Investment Advisers Act of 1940. TBCAM is a majority-owned subsidiary of Mellon Trust of New England, N.A. and is located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108.

      The following persons are principal executive officers and/or directors of TBCAM: Corey Griffin, Chief Executive Officer, President and a director; William Adam, Francis Antin, Stephen Canter, Peter Higgins, Edward Ladd, John Nagorniak, Ronald O'Hanley and Patrick Sheppard, directors.

      Mellon Financial Corporation ("Mellon") is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.


      Subject to the supervision and direction of the Board of the Portfolio Trust, the Investment Adviser recommends investment decisions and places orders to purchase and sell securities for the Portfolios. Under the investment advisory agreements, the Investment Adviser is paid a fee for its services based upon a percentage of the Portfolio's average daily net asset value. The advisory fees are payable monthly.

                                         Contractual Advisory Fee Rate
         Portfolio               (as a percentage of average daily net assets)
-------------------------------------------------------------------------------
   Small Cap Value Portfolio                      0.80%

   International Equity Portfolio                 0.80%

   International Small Cap Portfolio              1.00%

      As to each Portfolio, the investment advisory agreement is subject to annual approval by (i) the Portfolio Trust's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Portfolio, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Portfolio Trust or the Investment Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Portfolio, the investment advisory agreement is terminable without penalty, on 60 days' notice, by the Portfolio Trust's Board or by vote of the holders of a majority of such Portfolio's shares, or, on not less than 90 days' notice, by the Investment Adviser. The Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).

      The Investment Adviser's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Investment Adviser. In that regard, portfolio managers and other investment personnel of the Investment Adviser must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Investment Adviser's Code of Ethics and also are subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel who comply with the preclearance and disclosure procedures of the Investment Adviser's Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

      Pursuant to the investment advisory agreements, each Portfolio bears expenses of its operations other than those incurred by the Investment Adviser pursuant to the investment advisory agreement. Among other expenses, the Portfolios will pay for share pricing; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and the Portfolio Trust's Board member fees and expenses.

      ADMINISTRATOR. Pursuant to the Administration Agreement with the Company, Dreyfus maintains office facilities on behalf of the Funds, furnishes the Funds with clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Funds, prepares reports to each Fund's shareholders, tax returns, reports to and filings with the Securities and Exchange Commission and state Blue Sky authorities, calculates the net asset value of each Fund's shares, and generally assists in all aspects of the Funds' operations, other than providing investment advice.

      As to each Fund, the Administration Agreement continues until January 27, 2005 and thereafter is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of such Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Company's Board members who are not "interested persons" (as defined in the 1940
Act) of the Company or Dreyfus, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Fund, the Administration Agreement is terminable without penalty, on 60 days' notice, by the Company's Board or by vote of the holders of a majority of such Fund's shares, or, on not less than 90 days' notice by Dreyfus. The Administration Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).


      Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon, and thus is an affiliate of the Investment Adviser.

      The following persons are officers and/or directors of Dreyfus:
Stephen E. Canter, Chairman of the Board, Chief Executive Officer, and Chief Operating Officer; Michael G. Millard, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chairman and a director;
J. Charles Cardona, Vice Chairman and a director; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman and a director; Diane P. Durnin, Executive Vice President; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Theodore A. Schachar, Vice President--Tax; Angela E. Price, Vice President; Wendy H. Strutt, Vice President; Ray Van Cott, Vice President--Information Systems; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Steven G. Elliott, David F. Lamere, Martin G. McGuinn and Richard W. Sabo, directors.

      As compensation for Dreyfus' services as administrator, the Company has agreed to pay Dreyfus a monthly administration fee at the annual rate of 0.10% of the value of each Fund's average daily net assets. For the period from February 1, 2003 (commencement of operations) through September 30, 2003, the administration fees payable by the Dreyfus Premier International Small Cap Fund, Dreyfus Premier International Equity Fund and Dreyfus Premier Small Cap Equity Fund to Dreyfus, as administrator, were $42, $53, and $56, respectively, all of which amounts were waived.

      Dreyfus has engaged Mellon Bank, One Mellon Bank Center, Pittsburgh, PA 15258, to serve as sub-administrator to the Funds. Mellon Bank also acts as administrator to the Portfolios and other feeder funds that invest in the Portfolios. For its services, Dreyfus has agreed to pay Mellon Bank from the fees Dreyfus receives from the Funds pursuant to the Administration Agreement.


      COMPANY EXPENSES. All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by Dreyfus. The expenses borne by the Company include: organizational costs, taxes, interest, loan commitment fees, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of Dreyfus or its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Company's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. In addition, each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. The Funds' Class B, Class C and Class T shares are subject to an annual distribution fee, and Class A, Class B, Class C and Class T shares are subject to an annual service fee. See "Distribution Plan and Shareholder Services Plan." Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Company are allocated among the Funds on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Fund.

      DISTRIBUTOR. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund's distributor on a best efforts basis pursuant to an agreement with the Company which is renewable annually.

      There were no amounts retained on the sale of Fund shares by the Distributor from sales loads and from contingent deferred sales charges ("CDSC"), as applicable, with respect to Class A, Class B, Class C and Class T shares.


      The Distributor compensates certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents") for selling Class B and Class C shares at the time of purchase from its own assets. The proceeds from any contingent deferred sales charge ("CDSC") and fees pursuant to the Fund's Distribution Plan (described below), in part, are used to defray these expenses. For purchases of Class A shares and Class T shares subject to a CDSC, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the amount invested. For purchases of Class B shares and Class C shares, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 4% and 1%, respectively, of the net asset value of such shares purchased by their clients.

      The Distributor may pay Service Agents that have entered into agreements with the Distributor a fee based on the amount invested through such Service Agents in Fund shares by employees participating in qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"), or other programs. The term "Retirement Plans" does not include IRAs, IRA "Rollover Accounts" or IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs"). Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents. The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from a Fund, including past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

      The Distributor, at its expense, may provide promotional incentives to dealers that sell shares of funds advised by Dreyfus or its affiliates which are sold with a sales load. In some instances, those incentives may be offered only to certain Service Agents who have sold or may sell significant amounts of shares.


      TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of Dreyfus, 200 Park Avenue, New York, New York 10166, is the Company's transfer and dividend disbursing agent. Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each Fund during the month, and is reimbursed for certain out-of-pocket expenses.


      Mellon Bank, N.A. (the "Custodian"), Dreyfus' parent, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as custodian for the investments of each Fund. The Custodian does not have any part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Company, the Custodian holds the Fund's securities and keeps all necessary accounts and records. Dreyfus has agreed to pay the Custodian for its custody services provided to the Funds from the fees Dreyfus receives from the Funds pursuant to the Administrative Agreement as long as the Funds invest all of their investable assets in the Portfolios.


                             HOW TO BUY SHARES


      GENERAL. Class A shares, Class B shares, Class C shares and Class T shares may be purchased only by clients of Service Agents, except that full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, including members of the Company's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. The Company reserves the right to reject any purchase order.

Class R shares are offered only to (i) bank trust departments and other financial service providers (including Mellon Bank, N.A. and its affiliates) acting on behalf of their customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold Class R shares of a Fund distributed to them by virtue of such an account or relationship, and (ii) institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs. Class R shares may be purchased for a Retirement Plan or SEP-IRA only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Retirement Plan or SEP-IRA. In addition, holders of Class R shares of a Fund who have held their shares since June 5, 2003 may continue to purchase Class R shares of the Fund for their existing accounts whether or not they would otherwise be eligible to do so. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

      When purchasing shares of a Fund, you must specify which Class is being purchased. Your Service Agent can help you choose the share class that is appropriate for your investment. The decision as to which Class of shares is most beneficial to you depends on a number of factors, including the amount and the intended length of your investment in the Fund. You should consider whether, during the anticipated life of your investment in the Fund, the accumulated Distribution Plan fee, Shareholder Services Plan fee and CDSC, if any, on Class B shares or Class C shares would be less than the accumulated Shareholder Services Plan fee and initial sales charge on Class A shares or the accumulated Distribution Plan fee, Shareholder Services Plan fee and initial sales charge on Class T shares, purchased at the same time, and to what extent, if any, such differential could be offset by the return on Class A shares and Class T shares, respectively. You may also want to consider whether, during the anticipated life of your investment in the Fund, the accumulated Distribution Plan fee, Shareholder Services Plan fee, and initial sales charge on Class T shares would be less than the accumulated Shareholder Services Plan fee and higher initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential could be offset by the return of Class A. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time should consider purchasing Class A shares because the accumulated continuing Distribution Plan and Shareholder Services Plan fees on Class B shares or Class C shares and the accumulated Distribution Plan fee, Shareholder Services Plan fee and initial sales charge on Class T shares may exceed the accumulated Shareholder Services Plan fee and initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to ongoing Distribution Plan and Shareholder Services Plan fees. Thus, Class B shares may be more attractive than Class C shares to investors with longer-term investment outlooks.

      In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or discount or reduced sales charge is applicable to a purchase. You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.


      Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the relevant Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. Third parties may receive payments from Dreyfus in connection with their offering of Fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the Fund instead of other mutual funds where such payments are not received. You should consult your Service Agent in this regard.


      The minimum initial investment in a Fund is $1,000. Subsequent investments must be at least $100. However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working souse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education Savings Accounts, with no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. The Company reserves the right to offer Fund shares without regard to minimum purchase requirements to government-sponsored programs or to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Company. The Company reserves the right to vary further the initial and subsequent investment minimum requirements at any time.


      The Code imposes various limitations on the amount that may be contributed to certain Retirement Plans or government-sponsored programs. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in a Fund by a Retirement Plan or government-sponsored program. Participants and plan sponsors should consult their tax advisers for details.

      Shares of each Fund also may be purchased through Dreyfus-Automatic Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

      Shares of each Fund are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), on days the New York Stock Exchange is open for regular business. For purposes of determining net asset value, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets which is derived from Portfolio holdings, less liabilities) by the total number of shares of such Class outstanding. For information regarding the methods employed in valuing the Portfolios' investments, see "Determination of Net Asset Value."

      If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on a business day, Fund shares will be purchased at the public offering price determined as of the closing of trading on the floor or the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through a dealer as provided below.

      Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of its business day (usually 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

      CLASS A SHARES. The public offering price for Class A shares is the net asset value per share of that Class plus a sales load as shown below:

                                  Total Sales Load - Class A

                                  As a % of    As a % of       Dealers'
                                  offering        net      Reallowance as a
                                  price per   asset value    % of offering
AMOUNT OF TRANSACTIONS              share      per share         price

Less than $50,000                     5.75          6.10         5.00
$50,000 to less than $100,000         4.50          4.70         3.75
$100,000 to less than $250,000        3.50          3.60         2.75
$250,000 to less than $500,000        2.50          2.60         2.25
$500,000 to less than                 2.00          2.00         1.75
$1,000,000
$1,000,000 or more                   -0-           -0-          -0-

---------------------------------------------------------------------------
      A CDSC of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. The Distributor may pay Service Agents an amount up to 1% of the net asset value of Class A shares purchased by their clients that are subject to a CDSC.

      The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account trust estate or a single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided, that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.


      Set forth below is an example of the method of computing the offering price of each Fund's Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000, subject to the schedule of sales charges set forth above at a price based upon the net asset value of Class A shares of each Fund as of September 30, 2003:



                                   Dreyfus          Dreyfus          Dreyfus
                                   Premier Small     Premier         Premier
                                   Cap Equity    International    International
                                      Fund        Equity Fund    Small Cap Fund


Net Asset Value Per Share             $18.48        $21.15          $12.07

Per Share Sales Charge - Class A
- 5.75% of offering price
(6.10% of net asset value per
share)                                 $1.13         $1.29           $0.74

Per Share Offering Price to the
Public                                $19.61        $22.44          $12.81



      Full-time employees of the National Association of Securities Dealers, Inc. ("NASD") member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at net asset value, provided that they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, including members of the Company's Board, or the spouse or minor child of any of the foregoing.


      Class A shares are offered at net asset value without a sales load to employees participating in Retirement Plans. Class A shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan invested all or a portion of its assets in funds in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds, or certain funds advised by Founders Asset Management LLC ("Founders"), an affiliate of Dreyfus, or certain other products made available by the Distributor to such plans.


      Class A shares may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

      Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

      CLASS B SHARES. The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described in the relevant Fund's Prospectus and in this Statement of Additional Information under "How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares."

      Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.

      CLASS C SHARES. The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "How to Redeem Shares--Contingent Deferred Sales Charge--Class C Shares."

      CLASS R SHARES. The public offering price for Class R shares is the net asset value per share of that Class.

      CLASS T SHARES. The public offering price for Class T shares is the net asset value per share of that Class plus a sales load as shown below:

                               Total Sales Load - Class T

                                 As a % of    As a % of        Dealers'
                                 offering     net asset       Reallowance
                                   price        value          as a % of
AMOUNT OF TRANSACTIONS           per share    per share     offering price

Less than $50,000                    4.50          4.70         4.00
$50,000 to less than $100,000        4.00          4.20         3.50
$100,000 to less than $250,000       3.00          3.10         2.50
$250,000 to less than $500,000       2.00          2.00         1.75
$500,000 to less than                1.50          1.50         1.25
$1,000,000
$1,000,000 or more                  -0-           -0-          -0-


      A CDSC of 1% will be assessed at the time of redemption of Class T shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. The Distributor may pay Service Agents an amount up to 1% of the net asset value of Class T shares purchased by their clients that are subject to a CDSC. Because the expenses associated with Class A shares will be lower than those associated with Class T shares, purchasers investing $1,000,000 or more in the Fund (assuming ineligibility to purchase Class R shares) generally will find it beneficial to purchase Class A shares rather than Class T shares.

      Class T shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by Dreyfus or its affiliates. The purchase of Class T shares of the Fund must be made within 60 days of such redemption and the shares redeemed must have been subject to an initial sales charge or a contingent deferred sales charge.

      The scale of sales loads applies to purchases of Class T shares made by any "purchaser," as defined above under "Class A Shares."


      Set forth below is an example of the method of computing the offering price of each Fund's Class T shares. The example assumes a purchase of Class T shares of the Fund aggregating less than $50,000, subject to the schedule of sales charges set forth above at a price based upon the net asset value of Class T shares of each Fund as of September 30, 2003:


                            Dreyfus
                            Premier                    Dreyfus
                            Small       Dreyfus        Premier
                            Cap         Premier      InternationaL
                            Equity    Internationa     Small Cap
                            Fund      Equity Fund        Fund


Net Asset Value Per Share     $18.45    $21.21          $12.03

Per Share Sales Charge -

Class T - 4.50% of
offering price (4.70% of
net asset value per share)      $.87     $1.00           $0.57

Per Share Offering Price
to the Public                 $19.32    $22.21          $12.60

      Class T shares are offered at net asset value without a sales load to employees participating in Retirement Plans. Class T shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored
403(b)(7) plan, provided, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan invested all or a portion of its assets in funds in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds, certain funds advised by Founders, or certain other products made available by the Distributor to such plans.


      DEALER REALLOWANCE--CLASS A AND CLASS T SHARES. The dealer reallowance provided with respect to Class A and Class T shares may be changed from time to time but will remain the same for all dealers. The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised by Dreyfus or its affiliates which are sold with a sales load, such as Class A and Class T shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares.


      RIGHT OF ACCUMULATION--CLASS A AND CLASS T SHARES. Reduced sales loads apply to any purchase of Class A and Class T shares by you and any related "purchaser" as defined above, where the aggregate investment including such purchase is $50,000 or more. If, for example, you previously purchased and still hold shares of a Fund, or shares of certain other funds advised by Dreyfus or Founders that are subject to a front-end sales load or a CDSC or shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A or Class T shares of such Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.50% of the offering price in the case of Class A shares or 4.00% of the offering price in the case of Class T shares. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.


      To qualify at the time of purchase, you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

      DREYFUS TELETRANSFER PRIVILEGE. You may purchase shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account, which will subject the purchase order to a processing delay. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.


      DREYFUS TELETRANSFER purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, Fund shares will be purchased at the public offering price determined on the next bank regular business day following such purchase order. If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), Fund shares will be purchased at the public offering price determined on the second bank business day following such purchase order. To qualify to use the Dreyfus TELETRANSFER Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TeleTransfer Privilege."


      REOPENING AN ACCOUNT. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

                           DISTRIBUTION PLAN AND
                         SHAREHOLDER SERVICES PLAN

      Class B, Class C and Class T shares of each Fund are subject to a Distribution Plan, and Class A, Class B, Class C and Class T shares of each Fund are subject to a Shareholder Services Plan.

      DISTRIBUTION PLAN. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Company's Board has adopted such a plan (the "Distribution Plan") with respect to Class B, Class C and Class T shares of each Fund pursuant to which the Fund pays the Distributor for distributing its Class B, Class C and Class T shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the value of the average daily net assets of Class T shares. The Company's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and the holders of its Class B, Class C and Class T shares.

      A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of Class B, Class C or Class T shares may bear pursuant to the Distribution Plan without the approval of the holders of such shares and that other material amendments of the Distribution Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote of the Board cast in person at a meeting called for the purpose of voting on the Distribution Plan. As to the relevant Class of shares of the Fund, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of such Class of shares.


      For the period February 1, 2003 (commencement of operations) through the fiscal period ended September 30, 2003, Dreyfus Premier International Equity Fund paid the Distributor $109, $142 and $13 with respect to its Class B, Class C, and Class T shares, respectively, pursuant to the Distribution Plan. For the period February 1, 2003 (commencement of operations) through the fiscal period ended September 30, 2003, Dreyfus Premier International Small Cap Fund paid the Distributor $119, $63 and $13 with respect to its Class B, Class C, and Class T shares, respectively, pursuant to the Distribution Plan. For the period February 1, 2003 (commencement of operations) through the fiscal period ended September 30, 2003, Dreyfus Premier Small Cap Equity Fund paid the Distributor $132, $83 and $11 with respect to its Class B, Class C, and Class T shares, respectively, pursuant to the Distribution Plan.


      SHAREHOLDER SERVICES PLAN. The Company has adopted a Shareholder Services Plan as to Class A, Class B, Class C and Class T shares of each Fund. Under the Plan, the Company pays the Distributor for the provision of certain services to the holders of such shares a fee at the annual rate of 0.25% of the value of the average daily net assets of the shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to certain Service Agents in respect of these services.

      A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to each Fund, the Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan is terminable with respect to each Fund and relevant class of shares at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.


      For the period February 1, 2003 (commencement of operations) through the fiscal period ended September 30, 2003, Dreyfus Premier International Equity Fund paid the Distributor $24, $37, $47 and $13 with respect to its Class A, Class B, Class C, and Class T shares, respectively, pursuant to the Shareholder Services Plan. For the period February 1, 2003 (commencement of operations) through the fiscal period ended September 30, 2003, Dreyfus Premier International Small Cap Fund paid the Distributor $16, $40, $21 and $13 with respect to its Class A, Class B, Class C, and Class T shares, respectively, pursuant to the Distribution Plan. For the period February 1, 2003 (commencement of operations) through the fiscal period ended September 30, 2003, Dreyfus Premier Small Cap Equity Fund paid the Distributor $45, $44, $28 and $11 with respect to its Class A, Class B, Class C, and Class T shares, respectively, pursuant to the Shareholder Services Plan.


                           HOW TO REDEEM SHARES

      GENERAL. Each Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check, by Dreyfus TELETRANSFER Privilege or through DREYFUS-AUTOMATIC Asset Builder(R), and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, the Fund will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TELETRANSFER Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TELETRANSFER purchase or the Dreyfus-AUTOMATIC Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

      If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

      CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares held by you at the time of redemption.

      If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

      In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

      The following table sets forth the rates of the CDSC for Class B shares:

                                        CDSC as a % of Amount
                                        Invested or
     Year Since Purchase                Redemption Proceeds
     PAYMENT WAS MADE                   (WHICHEVER IS LESS)

           First                                4.00
           Second                               4.00
           Third                                3.00
           Fourth                               3.00
           Fifth                                2.00
           Sixth                                1.00

      In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amounts of payments for the purchase of Class B shares made during the preceding six years; and finally, of amounts representing the cost of shares held for the longest period.

      For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represented appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

      CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES. A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge--Class B Shares" above.


      WAIVER OF CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Retirement Plans, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70-1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Company's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's Prospectus or this Statement of Additional Information at the time of the purchase of such shares.


      To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

      REDEMPTION THROUGH A SELECTED DEALER. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on a day the New York Stock Exchange is open for regular business, the redemption request will be effective on that day. If a redemption request if received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

      In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (usually 5:15 p.m., Eastern time), are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

      REINVESTMENT PRIVILEGE. Upon written request, you may reinvest up to the number of Class A, Class B or Class T shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, with respect to Class B shares, or Class A or Class T shares if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once.

      WIRE REDEMPTION PRIVILEGE. By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

      To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

      DREYFUS TELETRANSFER PRIVILEGE. You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. You should be aware that if you have selected the Dreyfus TELETRANSFER Privilege, any request for a Dreyfus TELETRANSFER transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "How to Buy Shares--Dreyfus TELETRANSFER Privilege."

      STOCK CERTIFICATES; SIGNATURES. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

      REDEMPTION COMMITMENT. The Company has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

      SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the relevant Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

                           SHAREHOLDER SERVICES

      FUND EXCHANGES. You may purchase, in exchange for shares of a Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, and, with respect to Class T shares of the Fund, Class A shares of certain Dreyfus Premier fixed-income funds, to the extent such shares are offered for sale in your state of residence. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds offered without a sales load will be made without a sales load in shares of other funds offered without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.


     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.


     E. Shares of funds subject to a CDSC exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

      To accomplish an exchange under item D above, your Service Agent acting on your behalf, must notify the Transfer Agent of your prior ownership of Fund shares and your account number.

      Fund shares subject to a CDSC also may be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by Dreyfus. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege, Dreyfus Dividend Sweep and the Automatic Withdrawal Plan.

      To request an exchange, you, or your Service Agent acting on your behalf, must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express(R) voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Company reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

      Exchanges of Class R shares of a Fund held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

      To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

      During times of drastic economic or market conditions, the Company may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased received the proceeds of the redemption, which may result in the purchase being delayed.

      DREYFUS AUTO-EXCHANGE PRIVILEGE. Dreyfus Auto-Exchange Privilege permits you to purchase, in exchange for shares of a Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, and, with respect to Class T shares of the Fund, Class A shares of certain Dreyfus Premier fixed-income funds, of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.


      Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561 or visiting the Dreyfus.com website. The Company reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.


      DREYFUS-AUTOMATIC ASSET BUILDER(R). Dreyfus-Automatic Asset Builder(R) permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

      DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans' military or other payments from the U.S. Government automatically deposited into your fund account. You may deposit as much of such payments as you elect.

      DREYFUS PAYROLL SAVINGS PLAN. Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

      DREYFUS DIVIDEND OPTIONS. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a Fund in shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, and with respect to Class T shares of the Fund, Class A shares of certain Dreyfus Premier fixed-income funds, of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

     B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.


     C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.


     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

      Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from a Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

      AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be terminated at any time by you, the Company or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

      Certain Retirement Plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan.

      No CDSC with respect to Class B shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A and Class T shares subject to a CDSC and Class C shares under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A and Class T shares where the sales load is imposed concurrently with withdrawals of Class A and Class T shares generally are undesirable.

      LETTER OF INTENT - CLASS A AND CLASS T SHARES. By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A and Class T shares based on the total number of shares of Eligible Funds (as defined under "Right of Accumulation" above) purchased by you and any related "purchaser" (as defined above) in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. Shares of any Eligible Fund purchased within 90 days prior to the submission of the Letter of Intent may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-554-4611.

      Each purchase you make during the 13-month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent. The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. When you fulfill the terms of the Letter of Intent by purchasing the specified amount the escrowed amount will be released and additional shares representing such amount credited to your account. If your purchases meet the total minimum investment amount specified in the Letter of Intent within the 13-month period, an adjustment will be made at the conclusion of the 13-month period to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the Letter of Intent. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A or Class T shares of the Fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually
made and any remaining shares will be credited to your account.   Signing
a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A or Class T shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was submitted.

      CORPORATE PENSION/PROFIT-SHARING AND RETIREMENT PLANS. The Company makes available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, the Company makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs, and rollover IRAs), Education Savings Accounts, 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available.

      If you wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, you may request from the Distributor forms for adoption of such plans.

      The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

      Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

      You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.

                     DETERMINATION OF NET ASSET VALUE

      VALUATION OF PORTFOLIO SECURITIES. The value of a Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Funds is determined. Each investor in a Portfolio may add to or reduce its investment in the Portfolio on each business day. As of the close of regular trading on the New York Stock Exchange on each business day, the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of regular trading on the New York Stock Exchange on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of regular trading on the New York Stock Exchange on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in a Portfolio as of the close of regular trading on the New York Stock Exchange on the following business day.

      Portfolio securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities for which quotations are not readily available and all other assets are valued at fair value as determined in good faith at the direction of the Portfolio Trust's Board.

      Money market instruments with less than sixty days remaining to maturity when acquired by a Portfolio are valued on an amortized cost basis. If a Portfolio acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Board members of the Portfolio Trust determine during such sixty-day period that amortized cost does not represent fair value.

      Generally, trading in securities on foreign exchanges is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. If a security's primary exchange is outside the U.S., the value of such security used in computing the net asset value of a Fund's shares is determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Board members of the Portfolio Trust.

      NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                    DIVIDENDS, DISTRIBUTIONS AND TAXES


      Management believes that each Fund qualified as a "regulated investment company" under the Code for the fiscal period ended September 30, 2003. Each Fund intends to continue to so qualify if such qualification is in the best interest of its shareholders. As a regulated investment company, a Fund will pay no federal income tax on net investment income and net realized securities gains to the extent such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders and meet certain asset diversification and other requirements. If a Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


      Each Portfolio is treated as a partnership for Federal income tax purposes. As such, a Portfolio is not subject to Federal income taxation. Instead, the corresponding Fund must take into account, in computing its Federal income tax liability (if any), its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio. Because each Fund invests its assets in a Portfolio, each Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the corresponding Fund to satisfy such requirements. Each Portfolio will allocate at least annually among its investors, including the corresponding Fund, that Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Each Portfolio will make allocations to the corresponding Fund in a manner intended to comply with the Code and applicable regulations and will make cash available for withdrawal at appropriate times and in sufficient amounts to enable the corresponding Fund to satisfy the tax distribution requirements that apply to it and that must be satisfied in order for the Fund to avoid Federal income and/or excise tax. For purposes of applying the requirements of the Code regarding qualification as a regulated investment company, each Fund will be deemed (i) to own its proportionate share of each of the assets of the corresponding Portfolio and (ii) to be entitled to the gross income of the corresponding Portfolio attributable to such share.

      If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

      Any dividend or distribution paid shortly after your purchase may have the effect of reducing the aggregate net asset value of your shares below the cost of your investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated in the Fund's Prospectus. In addition, if a shareholder holds shares of a Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

      In general, dividends (other than capital gain dividends) paid by a Fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the Fund's income consists of dividends paid by U.S. corporations on shares that have been held by the Fund for at least 46 days during the 90-day period commencing 45 days before the shares become ex-dividend. In order to claim the dividends received deduction, the investor in the Fund must have held its shares in the Fund for at least 46 days during the 90-day period commencing 45 days before the Fund shares become ex-dividend. Additional restrictions on an investor's ability to claim the dividends received deduction may apply.

      A Fund may qualify for and may make an election under which shareholders may be eligible to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes incurred or paid by the Fund to foreign countries. A Fund may make that election provided that more than 50% of the value of the Fund's total assets at the close of the taxable year consists of securities in foreign corporations and the Fund satisfies certain distribution requirements. The foreign tax credit available to shareholders is subject to certain limitations.

      Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies and non-U.S. dollar denominated securities (including debt instruments and certain futures or forward contracts and options) may be treated as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Finally, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

      Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such Section 1256 contract as well as from closing transactions. In addition, any Section 1256 contracts remaining unexercised at the end of the Fund's taxable year will be treated as sold for its then fair market value, resulting in additional gain or loss to such Fund.

      Offsetting positions involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute "straddles." To the extent the straddle rules apply to positions established by a Fund or Portfolio, losses realized may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by a Fund or Portfolio may constitute "mixed straddles." The Fund or Portfolio may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

      If a Fund or Portfolio either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures or forward contract, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

      If a Fund or Portfolio enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other regulated investment companies, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly by the Fund or Portfolio during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

      Investment by a Fund or Portfolio in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required each year to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, the Fund or Portfolio may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy the distribution requirements.

      If a Fund or Portfolio invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities held beyond the end of the Fund's taxable year may be treated as ordinary income.

      Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Company could subject you to a $50 penalty imposed by the Internal Revenue Service.

                          PORTFOLIO TRANSACTIONS


      GENERAL. The Investment Advisor assumes general supervision over the placement of securities buy and sell orders on behalf of the funds it manages. In choosing brokers, the Investment Advisor evaluates the ability of the broker to execute the particular transaction (taking into account the market for the stock and the size of the order) at the best combination of price and quality of execution. In selecting brokers no factor is necessarily determinative, and seeking to obtain best execution for all trades takes precedence over all other considerations. Brokers are selected after a review of relevant criteria, which may include: the actual price to be paid for the shares; the broker's knowledge of the market for the particular stock; the broker's reliability; the broker's integrity or ability to maintain confidentiality; the broker's research capability; commission rates; the broker's ability to ensure that the shares will be delivered on settlement date; the broker's ability to handle specific orders of various size and complexity; the broker's financial condition; the broker's willingness to commit capital; and the broker's infrastructure and operational capabilities. At various times and for various reasons, certain factors will be more important than others in determining which broker to use.


      Research services furnished by firms through which the Portfolios effect their securities transactions may be used by the Investment Adviser in servicing other accounts; not all of these services may be used by the Investment Adviser in connection with the Portfolio generating the soft dollar credits. The investment advisory fee paid by the Portfolios under the investment advisory agreements will not be reduced as a result of the adviser's receipt of research services.

      The Investment Adviser also places portfolio transactions for other advisory accounts. The Investment Adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a Portfolio and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Portfolio. In making such allocations, the main factors considered by the Investment Adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.


        SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF
                            THE PORTFOLIO TRUST

      Each Fund invests its assets in the Portfolios and not directly in the securities in which the Portfolio invests. Therefore, the Company does not have its own proxy voting policy. The Board of the Portfolio Trust has delegated to TBCAM the authority to vote proxies of companies held by each Portfolio. TBCAM, through its participation on the Mellon Proxy Policy Committee (the "MPPC"), applies Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds.

      TBCAM recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

      TBCAM seeks to avoid material conflicts of interest by participating in the MPPC, which applies detailed, pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, the MPPC engages a third party as an independent fiduciary to vote all proxies of funds managed by Mellon or its affiliates (including the Portfolios comprising the Portfolio Trust), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

      All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Mellon's or TBCAM's policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the MPPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the MPPC for discussion and vote. Additionally, the MPPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, the MPPC weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the MPPC seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

      When evaluating proposals, the MPPC recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the MPPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The MPPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the MPPC generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders.
Accordingly, the MPPC generally votes in accordance with management on issues that the MPPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

      On questions of social responsibility where economic performance does not appear to be an issue, the MPPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The MPPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

      In evaluating proposals regarding incentive plans and restricted stock plans, the MPPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the MPPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The MPPC generally votes against proposals that permit or are silent on the repricing or replacement of stock options without shareholder approval.


                          PERFORMANCE INFORMATION


      The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Past Performance."

      The information in the table below represents the performance of each Portfolio (which reflects the performance of its predecessor fund or funds) in which the respective Fund invests prior to February 1, 2003, and the Fund's performance thereafter. The performance figures have not been adjusted to reflect the Fund's fees and expenses. For the period ended September 30, 2003, the returns for each Fund (as adjusted to reflect the Funds' applicable sales loads and CDSC, except as noted) were as follows:



                                             Aggregate Total
                             Aggregate       Return Since
                             Total           Inception
                             Return Since    Based on
                             Inception       Maximum
                             Based           Offering Price
                             on Net Asset    of Fund shares                     Average Annual
                             Value (without  (with                              Total Return     Average Annual
                             deduction of    deduction of     Average Annual    Five Years or    Total Return
                             maximum sales   maximum sales    Total Return      Since Inception  Ten Years or
Name of Fund                 load or CDSC)   load or CDSC)    One Year          (if shorter)     Since Inception     Inception Date

Dreyfus Premier Small Cap
Equity Fund(1)                                                                                                         2/01/00
         Class A               78.66%              68.63%         22.21%              15.35%          N/A
         Class B               77.99%              74.99%         25.02%              16.52%          N/A
         Class C               77.99%                N/A          28.02%              17.06%          N/A
         Class R               79.15%                N/A          29.86%              17.27%          N/A
         Class T               78.57%              70.54%         23.64%              15.70%          N/A
Dreyfus Premier
International Equity                                                                                                  12/08/88
Fund(2)
         Class A              104.70%              92.93%         17.67%               3.80%         4.01%
         Class B              104.68%                N/A          20.77%               4.69%         4.63% (4)
         Class C              104.60%                N/A          23.77%               5.02%         4.62%
         Class R              105.96%                N/A          25.60%               5.16%         4.69%
         Class T              105.28%              96.07%         19.52%               4.13%         4.18%
Dreyfus Premier
International Small Cap                                                                                                1/02/96
Fund(3)
         Class A              149.27%             135.01%         28.29%              13.37%        11.66%
         Class B              149.26%                N/A          31.17%              14.32         12.51% (4)
         Class C              147.61%                N/A          34.17               14.56%        12.41%
         Class R              149.27%                N/A          36.07%              14.71%        12.51%
         Class T              148.44%             137.30%         29.51%              13.57%        11.80%



-------------------------

(1) Reflects the performance of the master portfolio's predecessor fund - Standish Small Cap Value Fund - prior to February 1, 2003 and the Fund's performance thereafter.

(2) Reflects the performance of the master portfolio's predecessor fund - Standish International Equity Fund - prior to February 1, 2003 and the Fund's performance thereafter.

(3) Reflects the performance of the master portfolio's predecessor funds - SIMCO International Small Cap Fund, L.P. ("SIMCO") and Standish International Small Cap Fund ("Standish Fund")- for periods prior to January 31, 2000 when SIMCO contributed all of its assets to the Standish Fund, reflects the performance of the Standish Fund thereafter until February 1, 2003 and reflects the Fund's performance thereafter. SIMCO was not registered as a mutual fund and therefore was not subject to certain investment restrictions that are imposed upon mutual funds. If SIMCO had been registered as a mutual fund, SIMCO's performance may have been adversely affected. The performance of SIMCO was calculated according to the standardized SEC method except that monthly rather than daily fund values were used.

(4) Assumes conversion from Class B shares to Class A shares at the end of the sixth year following the date of purchase.

      Performance for each share class will vary due to differences in expenses. Past performance is not indicative of future results.


      Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A or Class T) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. The average annual total return figures calculated in accordance with such formula assume that for Class A or Class T the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase, or for Class B or Class C the maximum applicable CDSC has been paid upon redemption at the end of the period.

      Aggregate total return is calculated by subtracting the amount of the Fund's net asset value (maximum offering price in the case of Class A or Class T) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A or Class T) per share at the beginning of the period. Aggregate total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A or Class T shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A or Class T shares or any applicable CDSC with respect to Class B or Class C shares, which, if reflected, would reduce the performance quoted.

      From time to time, the Company may compare a Fund's performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC-insured bank money market accounts.


      Comparative performance information may be used form time to time in advertising or marketing the Funds' shares, including data from Lipper Analytical Services, Inc., Micropal, Morningstar, Inc., Lipper Leader Ratings, Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's MidCap 400 Index, the Dow Jones Industrial Average, Russell Mid Cap Index, Russell 2000 Value Index, Morgan Stanley Capital International EAFE(R) Index, Citigroup EM Ex-U.S. Index, Money Magazine, Wilshire 5000 Index and other indices and industry publications. Also, from time to time, advertising materials for each Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of then-current Fund shareholders and may refer to Lipper or Morningstar ratings and related analysis supporting the ratings. In addition, from time to time, advertising materials may refer to studies performed by Dreyfus or its affiliates, such as "The Dreyfus Tax Informed Investing Study" or "The Dreyfus Gender Investment Comparison Study" or other such studies. Advertisements for the Funds also may discuss the potential benefits and risks of small cap investing.


                  INFORMATION ABOUT THE COMPANY AND FUNDS

      Each Fund share has one vote and, when-issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have equal rights as to dividends and in liquidation. Shares have no preemptive or subscription rights and are freely transferable.

      Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Massachusetts business trust. However, the Company's Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Company or a Trustee. The Agreement and Declaration of Trust provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Company intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

      Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Company to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office. Shareholders may remove a Board member by the affirmative vote of two-thirds of the Company's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

      The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

      To date, the Board has authorized the creation of three series of shares. All consideration received by the Company for shares of a Fund, and all assets in which such consideration is invested, will belong to that Fund (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, a Fund will be treated separately from those of the other Funds. The Company has the ability to create, from time to time, new series without shareholder approval.

      Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. The Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

      Each Portfolio is a series of Mellon Institutional Funds Master Portfolio, which, like the Company, is an open-end management investment company registered under the 1940 Act. The Portfolio Trust was organized as a master trust fund under the laws of the State of New York on January 18, 1996.

      Interests in a Portfolio have no preemptive or conversion rights, and are fully paid and non-assessable. A Portfolio normally will not hold meetings of holders of such interests except as required under the 1940 Act. The Portfolio Trust would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office had been elected by holders. The Trustees of the Portfolio Trust continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage of interests in the Portfolio Trust may call a meeting of holders in the Portfolio for the purpose of removing any Trustee. A Trustee of the Portfolio Trust may be removed upon a majority vote of the interests held by holders in the Portfolio Trust qualified to vote in the election. The 1940 Act requires a Portfolio to assist its holders in calling such a meeting. Upon liquidation of a Portfolio, holders in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to holders. Each holder in a Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio.

      Each Fund will send annual and semi-annual financial statements to all its shareholders.


      Each Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Company's management determines that an investor is engaged in excessive trading, the Company, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four purchases/redemptions or exchanges (so called roundtrips) during any twelve-month period or who makes exchanges that appear to coincide with an active market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Company may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Company's management, the relevant Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipated receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Company will take no other action with respect to the shares until it receives further instructions from the investor. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Company's policy on excessive trading applies to investors who invest in a Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.

      The following persons are known by the Company to own of record 5% or more of the indicated Fund's outstanding voting securities on January 15, 2004. A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.


Dreyfus Premier International Equity Fund
Class A
Charles Schwab and Co., Inc.             42.04%
Reinvest Account
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services              41.40%
82 Devonshire St
G10G
Boston, MA 02109-3605

MBC Investments Corporation              6.73%
Attn:  Michael Botsford
4001 Kennett Pike Suite 218
2 Greenville Crossing
Greenville DE 19807-2029

Dreyfus Premier International Equity Fund
Class B
UBS Financial Services, Inc.             17.71%
138 River Road
Andover, MA 01810-1072

First Clearing, LLC                      14.19%
10750 Wheat First Drive
Glen Allen, VA 23060-9245

Wachovia Securities, LLC FBO             13.31%
Attn: Mr. Stephen W. Rehrig and Mrs.
Cynthia Johnson Rehrig
Investment Account
The Woodlands, TX 77381

Raymond James & Associates, Inc.         9.35%
FBO McMickin IRA
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

Dreyfus Premier International Equity Fund
Class C
MLPF & S for the sole benefit of its     66.77%
customers
Attn:  Fund Administration
4800 Deer Lake Dr. East
Floor 3
Jacksonville, FL 32246-6484

UBS Financial Services, Inc.             16.34%
Mutual Funds Department
1000 Harbor Blvd.  8th Floor
Weehawken, NJ 07087

Dreyfus Premier International Equity Fund
Class R
MBC Investments Corporation              100.00%
Attn:  Michael Botsford
4001 Kennett Pike Suite 218
2 Greenville Crossing
Greenville DE 19807-2029

Dreyfus Premier International Equity Fund
Class T
MBC Investments Corporation              39.66%
Attn:  Michael Botsford
4001 Kennett Pike Suite 218
2 Greenville Crossing
Greenville DE 19807-2029

UBS Financial Services, Inc.             39.22%
Mutual Funds Department
1000 Harbor Blvd.  8th Floor
Weehawken, NJ 07087

First Clearing, LLC                      20.03%
Steven Boyland (IRA)
FCC as Custodian
11204 Bramblewood Court
Ijamsville, MD 21754-8945

Dreyfus Premier Small Cap Equity Fund
Class A
Charles Schwab and Co., Inc.             11.51%
Reinvest Account
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

Pershing LLC                             10.85%
Pershing Div-Transfer Dept
P.O. Box 2052
7th Floor
Jersey City, NJ 07303

UBS Financial Services, Inc. FBO         9.54%
Sandra J. Okino
425 Barker Road
Springfield, PA 19064-2907

A.G. Edwards & Sons Inc.                 7.42%
P.O. Box 795068
Saint Louis, MO 63179-0795

UBS Financial Services, Inc. FBO         6.22%
Audrey E. Connelly
357 Garden Road
Springfield, PA 19064-3532

UBS Financial Services, Inc. FBO         6.06%
James Fanucchi and Ann E. Fanucchi
JTWROS
907 Springhaven Road
Springfield, PA 19064-3928

UBS Financial Services, Inc. FBO         5.96%
Charles B. Sheridan
Riddle Village
Arlington 210
Media, PA 19063-6003

UBS Financial Services, Inc. FBO         5.26%
Michael G. Manata and Irene Manata
JTWROS
2909 Academy Avenue
Holmes, PA 19043-1104

UBS Financial Services, Inc. FBO         5.24%
John J. Nugent
19 Van Leer Avenue
Media, PA 19063-4521

Donald R. Seitz and Patricia M. Seitz    5.12%
JTWROS
38 Deer Creek Dr
Basking Ridge NJ 07920-2682

UBS Financial Services, Inc. FBO         5.03%
Bernice H. Frederick
4020 Benson Street
Philadelphia, PA 19136-2416

Dreyfus Premier Small Cap Equity Fund
Class B
FISERV Securities, Inc.                  16.67%
2005 Market Street
Suite 1200
Philadelphia, PA 19103

First Clearing, LLC                      14.33%
10750 Wheat First Drive
Glen Allen, VA 23060-9245

UBS Financial Services, Inc. FBO         12.91%
Tamara J. Hogoboom
2525 W. Kechi Road
El Dorado, KS 67042-7500

Pershing LLC                             11.35%
P.O. Box 2052
Jersey City, NJ 07303-2052

MBC Investments Corporation              8.20%
Attn:  Michael Botsford
4001 Kennett Pike Suite 218
2 Greenville Crossing
Greenville DE 19807-2029

UBS Financial Services, Inc. FBO         8.09%
Lanny D. Voight
11267 N. Running River
Tucson, AZ 85737-1512

Rudolph J. Stefanec TTEE                 7.17%
Rudolph J. Stefanec
Revocable Living Trust
2 N. Ravensfield Lane
Ormond Beach, FL 32174-3892

A.G. Edwards & Sons Inc.                 6.20%
P.O. Box 795068
Saint Louis, MO 63179-0795

Legg Mason Wood Walker, Inc.             6.14%
P.O. Box 1476
Baltimore, MD 21202

Dreyfus Premier Small Cap Equity Fund
Class C
Howard O. Strand and Caryl B. Strand     32.99%
2150 Atlantic St
Melbourne Beach, FL 32951-2443

Dreyfus Trust Company Cust               23.84%
FBO Jacquelyn Vanderwoude
Under IRA Rollover Plan
413 Sawgrass CV
Sneads Ferry, NC 28460-9115

MBC Investments Corporation              11.35%
Attn:  Michael Botsford
4001 Kennett Pike Suite 218
2 Greenville Crossing
Greenville DE 19807-2029

FISERV Securities, Inc.                  10.45%
2005 Market Street
Suite 1200
Philadelphia, PA 19103

Raymond James & Associates, Inc.         6.73%
FBO Ramsey IRA
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

Raymond James & Associates, Inc.         6.12%
FBO Duncan Richard
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

Dain Rauscher FBO                        5.35%
Elaine C. Stadelman
T/O/D Account
780 26th St. NE
Rochester, MN 55906-8355

Dreyfus Premier Small Cap Equity Fund
Class R
MBC Investments Corporation              59.86%
Attn:  Michael Botsford
4001 Kennett Pike Suite 218
2 Greenville Crossing
Greenville DE 19807-2029

Dreyfus Trust Company Cust               33.11%
FBO Charles W. Booth
Under IRA Plan
410 Caldwell Dr
Wycloff, NJ 07481-2528

Dreyfus Trust Company Cust               7.03%
FBO Konstadina Pappas
Under IRA Rollover Plan
154-28 17th Road
Whitestone, NY 11357-3203

Dreyfus Premier Small Cap Equity Fund
Class T
MBC Investments Corporation              100.00%
Attn:  Michael Botsford
4001 Kennett Pike Suite 218
2 Greenville Crossing
Greenville DE 19807-2029

Dreyfus Premier International Small Cap
Fund
Class A
National Financial Services              16.77%
82 Devonshire St
G10G
Boston, MA 02109-3605

First Clearing, LLC                      16.68%
10750 Wheat First Drive
Glen Allen, VA 23060-9245

DLG &T FBO Donald Vangrouw               12.43%
38 Terhune Ave
Pequannock, NJ 07440-1130

Edward D. Jones and Co. F/A/O            10.66%
Edward D. Jones and Co. Custodian
FBO Robert L. Moore IRA
P.O. Box 2500
Maryland Heights, MO 63043-8500

Charles Schwab and Co., Inc.             9.17%
Special Custody Account
FBO Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

MBC Investments Corporation              5.26%
Attn:  Michael Botsford
4001 Kennett Pike Suite 218
2 Greenville Crossing
Greenville DE 19807-2029

Alan J. Galonski and Linda Galonski JT   5.14%
TEN
6 Valley Field Road
Newton, NJ 07860-9788

Dreyfus Premier International Small Cap Fund
Class B
First Clearing, LLC                      41.88%
10750 Wheat First Drive
Glen Allen, VA 23060-9245

A.G. Edwards & Sons Inc.                 27.07%
P.O. Box 795068
Saint Louis, MO 63179-0795

Jona A. Perlmutter TR and                9.20%
M.D. Perlmutter TR
Donna R. Perlmutter TR UA DTD
05/04/1984 Perlmutter Family Trust
10507 Le Conte Avenue
Los Angeles, CA 90024-3305

Dreyfus Premier International Small Cap Fund
Class C
First Clearing, LLC                      65.13%
10750 Wheat First Drive
Glen Allen, VA 23060-9245

RBC Dain Rauscher                        12.83%
Hill Custom Homes
Jeffrey A Hill
6869 Kimball Drive
Gig Harbor, WA 98335-1256

MBC Investments Corporation              8.58%
Attn:  Michael Botsford
4001 Kennett Pike Suite 218
2 Greenville Crossing
Greenville DE 19807-2029

MLPF & S for the sole benefit of its     5.53%
customers
Attn:  Fund Administration
4800 Deer Lake Dr. East
Floor 3
Jacksonville, FL 32246-6484

Pierre L. Divenyi & Anne-Sophie Divenyi  38.21%
JTWROS
1029 Keller Avenue
Berkeley, CA 94708-1403

Dreyfus Trust Company Cust               26.10%
FBO Denise M. Sample
Under IRA Plan
1020 Cedar Dr
Belleair Beach, FL 33786-3300

MBC Investments Corporation              26.02%
Attn:  Michael Botsford
4001 Kennett Pike Suite 218
2 Greenville Crossing
Greenville DE 19807-2029

Dreyfus Trust Company Cust               7.06%
John P. Watkins
Under IRA Plan
2597 Lincoln St
Salt Lake City, UT 84106-2213

First Clearing, LLC                      35.98%
10750 Wheat First Drive
Glen Allen, VA 23060-9245

MBC Investments Corporation              26.46%
Attn:  Michael Botsford
4001 Kennett Pike Suite 218
2 Greenville Crossing
Greenville DE 19807-2029

A.G. Edwards & Sons Inc.                 21.33%
P.O. Box 795068
Saint Louis, MO 63179-0795

Linda G. Petty                           16.23%
1344 Old Cedartown Hwy
Lindale, GA 30147-1757



                     COUNSEL AND INDEPENDENT AUDITORS

      Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to each Fund's Prospectus.


      PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, have been selected as independent auditors of the Company.



                                 APPENDIX
                             Rating Categories

Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service ("Moody's"), and Fitch Ratings ("Fitch"):

S&P

LONG-TERM

AAA
An obligation rated `AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

R
The symbol `r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
The designation `N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from `AA' to `CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

SHORT-TERM

A-1
A short-term obligation rated `A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

C
A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

MOODY'S

LONG-TERM

AAA
Bonds rated `Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA
Bonds rated `Aa' are judged to be of high quality by all standards. Together with the `Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in `Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the `Aaa' securities.

A
Bonds rated `A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA
Bonds rated `Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA
Bonds rated `Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds rated `B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA
Bonds rated `Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from `Aa' through `Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      Leading market positions in well-established industries.

      High rates of return on funds employed.

      Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

FITCH

LONG-TERM INVESTMENT GRADE

AAA
HIGHEST CREDIT QUALITY. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
VERY HIGH CREDIT QUALITY. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
HIGH CREDIT QUALITY. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
GOOD CREDIT QUALITY. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

LONG-TERM SPECULATIVE GRADE

BB
SPECULATIVE. ` BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
HIGHLY SPECULATIVE. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC
HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

SHORT-TERM

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
FAIR CREDIT QUALITY. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B
SPECULATIVE. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C
HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

`NR' indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1.'





                         DREYFUS PREMIER STOCK FUNDS

                          PART C. OTHER INFORMATION
                          -------------------------



Item 23.    Exhibits
-------     ----------


   (a) Registrant's Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on January 23, 2003.

   (b) Registrant's By-Laws are incorporated by reference to Exhibit (b) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on January 23, 2003.

   (e)      Distribution Agreement is incorporated by reference to Exhibit
            (e) of Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A/A, filed on January 29, 2003.

   (g)      Amended and Restated Custody Agreement.

   (h)(1)   Administration Agreement is incorporated by reference to Exhibit
            (h)(1) of Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A/A, filed on January 29, 2003.

   (h)(2)   Sub-Administration Agreement.

   (h)(3) Third Party Feeder Fund Agreement is incorporated by reference to Exhibit (h)(3) of Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A/A, filed on January 29, 2003.

   (h)(4)   Shareholder Services Plan is incorporated by reference to Exhibit
            (h)(4) of Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A/A, filed on January 29, 2003.

   (i) Opinion and Consent of Registrant's counsel is incorporated by reference to Exhibit (i) of Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A/A, filed on January 29, 2003.

   (j)      Consent of Independent Auditors.

   (m) Distribution Plan (12b-1 Plan) is incorporated by reference to Exhibit (m) of Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A/A, filed on January 29, 2003.

   (n) Rule 18f-3 Plan is incorporated by reference to Exhibit (n) of Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A/A, filed on January 29, 2003.

   (p)      Code of Ethics pertaining to Mellon Institutional Funds Master
            Portfolio.


   (q)      Code of Ethics of Registrant.



            Other Exhibits
            --------------

                   (a) Powers of Attorney of the Board members and officers of the Registrant are incorporated by reference to Other Exhibits (a) of Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A/A, filed on January 29, 2003.

                  (b) Certificate of Assistant Secretary is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on January 23, 2003.

                  (c) Powers of Attorney of Trustees and Officers of the Mellon Institutional Funds Master Portfolio.



Item 24.    Persons Controlled by or under Common Control with Registrant.
-------     --------------------------------------------------------------

            Not Applicable

Item 25.        Indemnification
-------         ---------------

           Reference is made to Article VIII of the Registrant's Amended and Restated Agreement and Declaration of Trust previously filed as Exhibit (a) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A on January 23, 2003. The application of these provisions is limited by Article 10 of the Registrant's By-Laws, filed as Exhibit (b) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A on January 23, 2003, and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

           Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable.

           In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

           Reference is also made to the Distribution Agreement filed as Exhibit (e) of Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A/A, filed on January 29, 2003.

Item 26.       Business and Other Connections of Investment Adviser.
-------        ----------------------------------------------------

               The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.



ITEM 26.        BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER (CONTINUED)

                OFFICERS AND DIRECTORS OF INVESTMENT ADVISER


Name and Position
WITH DREYFUS                       OTHER BUSINESSES                        POSITION HELD                 DATES

STEPHEN R. BYERS                   Lighthouse Growth Advisors LLC++        Member, Board of Managers     9/02 - Present
Director, Vice Chairman, and                                               President
Chief Investment Officer                                                                                 9/02 - 11/02

                                   Dreyfus Service Corporation++           Senior Vice President         3/00 - Present

                                   Founders Asset Management,              Member, Board of Managers     6/02 - Present
                                   LLC****

                                   Dreyfus Investment Advisors,            Chief Investment Officer      2/02 - Present
                                   Inc. ++                                 Director                      2/02 - Present

STEPHEN E. CANTER                  Mellon Financial Corporation+           Vice Chairman                 6/01 - Present
Chairman of the Board,
Chief Executive Officer and        Mellon Bank, N.A.+                      Vice Chairman                 6/01 - Present
Chief Operating Officer

                                   Standish Mellon Asset Management        Board Manager                 7/03 - Present
                                   Company, LLC*

                                   Mellon Growth Advisors, LLC*            Board Member                  1/02 - 7/03

                                   Dreyfus Investment                      Chairman of the Board         1/97 - 2/02
                                   Advisors, Inc.++                        Director                      5/95 - 2/02
                                                                           President                     5/95 - 2/02

                                   Newton Management Limited               Director                      2/99 - Present
                                   London, England

                                   Mellon Bond Associates, LLP+            Executive Committee           1/99 - 7/03
                                                                           Member

                                   Mellon Equity Associates, LLP+          Executive Committee           1/99 - Present
                                                                           Member

                                   Franklin Portfolio Associates,          Director                      2/99 - Present
                                   LLC*

                                   Franklin Portfolio Holdings, Inc.*      Director                      2/99 - Present

                                   TBCAM Holdings, LLC*                    Director                      2/99 - Present

                                   Mellon Capital Management               Director                      1/99 - Present
                                   Corporation***

                                   Founders Asset Management               Member, Board of              12/97 - Present
                                   LLC****                                 Managers

                                   The Dreyfus Trust Company+++            Director                      6/95 - Present
                                                                           Chairman                      1/99 - Present
                                                                           President                     1/99 - Present
                                                                           Chief Executive Officer       1/99 - Present

J. CHARLES CARDONA                 Dreyfus Investment Advisors,            Chairman of the Board         2/02 - Present
Director and Vice Chairman         Inc.++

                                   Boston Safe Advisors, Inc.++            Director                      10/01 - Present

                                   Dreyfus Service Corporation++           Executive Vice President      2/97 - Present
                                                                           Director                      8/00 - Present

STEVEN G. ELLIOTT                  Mellon Financial Corporation+           Director                      1/01 - Present
Director                                                                   Senior Vice Chairman          1/99 - Present
                                                                           Chief Financial Officer       1/90 - 12/01

                                   Mellon Bank, N.A.+                      Director                      1/01 - Present
                                                                           Senior Vice Chairman          3/98 - Present
                                                                           Chief Financial Officer       1/90 - 12/01

                                   Mellon EFT Services Corporation         Director                      10/98 - 6/02
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Mellon Financial Services               Director                      1/96 - Present
                                   Corporation #1                          Vice President                1/96 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Allomon Corporation                     Director                      12/87 - Present
                                   Two Mellon Bank Center
                                   Pittsburgh, PA 15259

                                   Mellon Funding Corporation+             Director                      8/87 - Present
                                                                           Chief Executive Officer       8/87 - 6/01
                                                                           President                     8/87 - 6/01

                                   Mellon Overseas Investments             Director                      4/88 - 7/02
                                   Corporation+

                                   Mellon Financial Markets, LLC+          Member                        12/99 - 3/02


                                   Mellon Ventures, Inc. +                 Director                      1/99 - Present

DAVID F. LAMERE                    Mellon Financial Corporation +          Vice Chairman                 9/01 - Present
Director
                                   Wellington-Medford II Properties, Inc.  President and Director        2/99 - Present
                                   Medford, MA

                                   TBC Securities Co., Inc.                President and Director        2/99 - Present
                                   Medford, MA

                                   The Boston Company, Inc. *              Chairman & CEO                1/99 - Present

                                   Boston Safe Deposit and Trust Company*  Chairman & CEO                1/99 - Present

                                   Newton Management Limited               Director                      10/98 - Present
                                   London, England

                                   Laurel Capital Advisors, LLP+           Executive Committee Member    8/98 - Present

                                   Mellon Bank, N.A. +                     Vice Chairman                 9/01 - Present
                                                                           Exec. Management Group        8/01 - Present
                                                                           Exec. Vice President          4/98 - 9/01

                                   Mellon United National Bank             Director                      11/98 - Present
                                   2875 Northeast 191st Street,
                                   North Miami, FL 33180

                                   Mellon Asset Holdings, Inc. +           President                     3/99 - 12/02
                                                                           Director                      6/99 - 12/02

                                   Mellon Global Investing Corp.+          President                     1/00 - Present

MARTIN G. MCGUINN                  Mellon Financial Corporation+           Chairman                      1/99 - Present
Director                                                                   Chief Executive Officer       1/99 - Present
                                                                           Director                      1/98 - Present

                                   Mellon Bank, N. A. +                    Chairman                      3/98 - Present
                                                                           Chief Executive Officer       3/98 - Present
                                                                           Director                      1/98 - Present

MICHAEL G. MILLARD                 Lighthouse Growth Advisors LLC++        Member, Board of Managers     9/02 - Present
Director and President                                                     Vice President
                                                                                                         9/02 - 11/02

                                   Dreyfus Service Corporation++           Chairman of the Board         4/02 - Present
                                                                           Chief Executive Officer       4/02 - Present
                                                                           Director                      8/00 - Present
                                                                           Executive Vice President      8/00 - 5/02

                                   Dreyfus Service Organization, Inc.      Director                      4/02 - Present

                                   Dreyfus Insurance Agency of             Director                      4/02 - Present
                                   Massachusetts Inc. ++

                                   Founders Asset Management               Member, Board of Managers     5/01 - Present
                                   LLC****

                                   Boston Safe Advisors, Inc. ++           Director                      10/01 - Present

                                   MBSC LLC++                              Manager, Board of Managers    3/03 - Present

RONALD P. O'HANLEY                 Mellon Financial Corporation+           Vice Chairman                 6/01 - Present
Vice Chairman
and Director
                                   Mellon Bank, N.A. +                     Vice Chairman                 6/01 - Present
                                                                           Senior Vice President         2/97 - 6/01

                                   Mellon Growth Advisors, LLC*            Board Member                  1/02 - 7/03

                                   TBC General Partner, LLC*               President                     7/03 - Present

                                   Standish Mellon Asset Management        Board Member                  7/01 - 7/03
                                   Holdings, LLC
                                   One Financial Center
                                   Boston, MA 02211

                                   Standish Mellon Asset Management        Board Member                  7/01 - Present
                                   Company, LLC
                                   One Financial Center
                                   Boston, MA 02211

                                   Franklin Portfolio Holdings, LLC*       Director                      12/00 - Present

                                   Franklin Portfolio Associates,          Director                      4/97 - Present
                                   LLC*

                                   Pareto Partners (NY)                    Partner Representative        2/00 - Present
                                   505 Park Avenue
                                   NY, NY 10022

                                   Buck Consultants, Inc.++                Director                      7/97 - Present

                                   Newton Management Limited               Executive Committee           10/98 - Present
                                   London, England                         Member
                                                                           Director                      10/98 - Present

                                   Mellon Global Investments Japan Ltd.    Non-Resident Director         11/98 - Present
                                   Tokyo, Japan

                                   TBCAM Holdings, LLC*                    Director                      1/98 - Present

                                   Fixed Income (MA) Trust*                Trustee                       6/03 - Present

                                   Fixed Income (DE) Trust*                Trustee                       6/03 - Present

                                   Boston Safe Advisors, Inc. ++           Chairman                      6/97 - 10/01
                                                                           Director                      2/97 - 10/01

                                   Pareto Partners                         Partner Representative        5/97 - Present
                                   271 Regent Street
                                   London, England W1R 8PP

                                   Mellon Capital Management               Director                      2/97 - Present
                                   Corporation***

                                   Certus Asset Advisors Corp.**           Director                      2/97 - 7/03

                                   Mellon Bond Associates, LLP+            Executive Committee Member    1/98 - 7/03
                                                                           Chairman
                                                                                                         1/98 - 7/03

                                   Mellon Equity Associates, LLP+          Executive Committee Member    1/98 - Present
                                                                           Chairman
                                                                                                         1/98 - Present

                                   Mellon Global Investing Corp.*          Director                      5/97 - Present
                                                                           Chairman                      5/97 - Present
                                                                           Chief Executive Officer       5/97 - Present

                                   Mellon - France Corporation*            Director                      3/97 - 8/01

J. DAVID OFFICER                   Dreyfus Service Corporation++           President                     3/00 - Present
Vice Chairman                                                              Director                      3/99 - Present
and Director
                                   MBSC, LLC++                             Manager, Board of Managers    4/02 - Present
                                                                           President
                                                                                                         4/02 - Present
                                   Boston Safe Advisors, Inc. ++           Director                      10/01 - Present

                                   Dreyfus Transfer, Inc. ++               Chairman and Director         2/02 - Present

                                   Dreyfus Service Organization,           Director                      3/99 - Present
                                   Inc.++

                                   Dreyfus Insurance Agency of             Director                      5/98 - Present
                                   Massachusetts, Inc.++

                                   Dreyfus Brokerage Services, Inc.        Chairman                      3/99 - 1/02
                                   6500 Wilshire Boulevard, 8th Floor,
                                   Los Angeles, CA 90048

                                   Seven Six Seven Agency, Inc.++          Director                      10/98 - Present

                                   Mellon Residential Funding Corp. +      Director                      4/97 - Present

                                   Mellon Bank, N.A.+                      Executive Vice President      2/94 - Present

                                   Mellon United National Bank             Director                      3/98 - Present
                                   1399 SW 1st Ave., Suite 400
                                   Miami, Florida

                                   Dreyfus Financial Services Corp. +      Director                      9/96 - 4/02
                                                                           Chairman                      6/99 - 4/02
                                                                           Chief Executive Officer       6/99 - 4/02

                                   Dreyfus Investment Services Company     Manager                       11/01 - 12/02
                                   LLC+                                    Chairman                      11/01 - 12/02
                                                                           Chief Executive Officer       11/01 - 12/02

                                   Dreyfus Investment Services             Director                      4/96 - 11/01
                                   Corporation+                            Chairman                      6/99 - 11/01
                                                                           Chief Executive Officer       6/99 - 11/01


RICHARD W. SABO                    Founders Asset Management               President                     12/98 - Present
Director                           LLC****                                 Chief Executive Officer       12/98 - Present

DIANE P. DURNIN                    Seven Six Seven Agency, Inc. ++         Director                      4/02 - Present
Executive Vice President

MARK N. JACOBS                     Dreyfus Investment                      Director                      4/97 - Present
General Counsel,                   Advisors, Inc.++
Executive Vice President, and
Secretary
                                   The Dreyfus Trust Company+++            Director                      3/96 - Present

                                   The TruePenny Corporation++             President                     10/98 - Present
                                                                           Director                      3/96 - Present

PATRICE M. KOZLOWSKI               None
Senior Vice President -
Corporate
Communications

WILLIAM H. MARESCA                 Lighthouse Growth Advisors LLC++        Member, Board of Managers     9/02 - Present
Controller                                                                 Vice President and
                                                                           Treasurer                     9/02 - Present

                                   The Dreyfus Trust Company+++            Chief Financial Officer       3/99 - Present
                                                                           Treasurer                     9/98 - Present
                                                                           Director                      3/97 - Present

                                   Dreyfus Financial Services Corporation  Director                      3/02 - 4/02

                                   MBSC, LLC++                             Chief Financial Officer       4/02 - Present
                                                                           Manager, Board of Managers    4/02 - Present

                                   Boston Safe Advisors, Inc. ++           Chief Financial Officer and   10/01 - Present
                                                                           Director

                                   Dreyfus Service Corporation++           Chief Financial Officer       12/98 - Present
                                                                           Director                      8/00 - Present

                                   Dreyfus Consumer Credit                 Treasurer                     10/98 - Present
                                   Corporation ++

                                   Dreyfus Investment                      Treasurer                     10/98 - Present
                                   Advisors, Inc. ++

                                   Dreyfus-Lincoln, Inc.                   Vice President                10/98 - 2/03
                                   c/o Mellon Corporation                  Director                      2/02 - 2/03
                                   Two Greenville Center
                                   4001 Kennett Pike
                                   Suite 218
                                   Greenville, DE 19807

                                   The TruePenny Corporation++             Vice President                10/98 - Present
                                                                           Director                      2/02 - Present
                                                                           Treasurer                     5/00 - Present

                                   Dreyfus Transfer, Inc. ++               Chief Financial Officer       5/98 - Present

                                   Dreyfus Service                         Treasurer                     3/99 - Present
                                   Organization, Inc.++

                                   Dreyfus Insurance Agency of             Treasurer                     3/99 - Present
                                   Massachusetts, Inc. ++

MARY BETH LEIBIG                   None
Vice President -
Human Resources

ANGELA E. PRICE                    None
Vice President

THEODORE A. SCHACHAR               Lighthouse Growth Advisors LLC++        Assistant Treasurer           9/02 - Present
Vice President - Tax
                                   Dreyfus Service Corporation++           Vice President - Tax          10/96 - Present

                                   MBSC, LLC++                             Vice President - Tax          4/02 - Present

                                   The Dreyfus Consumer Credit             Chairman                      6/99 - Present
                                   Corporation ++                          President                     6/99 - Present

                                   Dreyfus Investment Advisors,            Vice President - Tax          10/96 - Present
                                   Inc.++

                                   Dreyfus Service Organization,           Vice President - Tax          10/96 - Present
                                   Inc.++
WENDY STRUTT                       Boston Safe Advisers, Inc.              Chief Operating Officer       3/03 - Present
Vice President

RAYMOND J. VAN COTT                Mellon Bank, N.A.+                      Vice President                7/98 - Present
Vice President -
Information Systems

JAMES BITETTO                      The TruePenny Corporation++             Secretary                     9/98 - Present
Assistant Secretary
                                   Dreyfus Service Corporation++           Assistant Secretary           8/98 - Present

                                   Dreyfus Investment                      Assistant Secretary           7/98 - Present
                                   Advisors, Inc.++

                                   Dreyfus Service                         Assistant Secretary           7/98 - Present
                                   Organization, Inc.++

                                   The Dreyfus Consumer Credit             Vice President and Director   2/02 - Present
                                   Corporation++

STEVEN F. NEWMAN                   Dreyfus Transfer, Inc. ++               Vice President                2/97 - Present
Assistant Secretary                                                        Director                      2/97 - Present
                                                                           Secretary                     2/97 - Present

                                   Dreyfus Service                         Secretary                     7/98 - Present
                                   Organization, Inc.++

*        The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**       The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***      The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
****     The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.
+        The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++       The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++      The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.



Item 27.    Principal Underwriters
________    ______________________

      (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1)   CitizensSelect Funds
2)   Dreyfus A Bonds Plus, Inc.
3)   Dreyfus Appreciation Fund, Inc.
4)   Dreyfus Balanced Fund, Inc.
5)   Dreyfus BASIC Money Market Fund, Inc.
6)   Dreyfus BASIC U.S. Mortgage Securities Fund
7)   Dreyfus BASIC U.S. Government Money Market Fund
8)   Dreyfus Bond Funds, Inc.
9)   Dreyfus California Intermediate Municipal Bond Fund
10)  Dreyfus California Tax Exempt Bond Fund, Inc.
11)  Dreyfus California Tax Exempt Money Market Fund
12)  Dreyfus Cash Management
13)  Dreyfus Cash Management Plus, Inc.
14)  Dreyfus Connecticut Intermediate Municipal Bond Fund
15)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
16)  Dreyfus Fixed Income Securities
17)  Dreyfus Florida Intermediate Municipal Bond Fund
18)  Dreyfus Florida Municipal Money Market Fund
19)  Dreyfus Founders Funds, Inc.
20)  The Dreyfus Fund Incorporated
21)  Dreyfus GNMA Fund, Inc.
22)  Dreyfus Government Cash Management Funds
23)  Dreyfus Growth and Income Fund, Inc.
24)  Dreyfus Growth and Value Funds, Inc.
25)  Dreyfus Growth Opportunity Fund, Inc.
26)  Dreyfus Index Funds, Inc.
27)  Dreyfus Institutional Cash Advantage Funds
28)  Dreyfus Institutional Money Market Fund
29)  Dreyfus Institutional Preferred Money Market Funds
30)  Dreyfus Insured Municipal Bond Fund, Inc.
31)  Dreyfus Intermediate Municipal Bond Fund, Inc.
32)  Dreyfus International Funds, Inc.
33)  Dreyfus Investment Grade Funds, Inc.
34)  Dreyfus Investment Portfolios
35)  The Dreyfus/Laurel Funds, Inc.
36)  The Dreyfus/Laurel Funds Trust
37)  The Dreyfus/Laurel Tax-Free Municipal Funds
38)  Dreyfus LifeTime Portfolios, Inc.
39)  Dreyfus Liquid Assets, Inc.
40)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
41)  Dreyfus Massachusetts Municipal Money Market Fund
42)  Dreyfus Massachusetts Tax Exempt Bond Fund
43)  Dreyfus Midcap Index Fund, Inc.
44)  Dreyfus Money Market Instruments, Inc.
45)  Dreyfus Municipal Bond Fund, Inc.
46)  Dreyfus Municipal Cash Management Plus
47)  Dreyfus Municipal Funds, Inc.
48)  Dreyfus Municipal Money Market Fund, Inc.
49)  Dreyfus New Jersey Intermediate Municipal Bond Fund
50)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
51)  Dreyfus New York Municipal Cash Management
52)  Dreyfus New York Tax Exempt Bond Fund, Inc.
53)  Dreyfus New York Tax Exempt Intermediate Bond Fund
54)  Dreyfus New York Tax Exempt Money Market Fund
55)  Dreyfus U.S. Treasury Intermediate Term Fund
56)  Dreyfus U.S. Treasury Long Term Fund
57)  Dreyfus 100% U.S. Treasury Money Market Fund
58)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
59)  Dreyfus Pennsylvania Municipal Money Market Fund
60)  Dreyfus Premier California Municipal Bond Fund
61)  Dreyfus Premier Equity Funds, Inc.
62)  Dreyfus Premier Fixed Income Funds
63)  Dreyfus Premier International Funds, Inc.
64)  Dreyfus Premier GNMA Fund
65)  Dreyfus Premier Municipal Bond Fund
66)  Dreyfus Premier New Jersey Municipal Bond Fund, Inc.
67)  Dreyfus Premier New Leaders Fund, Inc.
68)  Dreyfus Premier New York Municipal Bond Fund
69)  Dreyfus Premier Opportunity Funds
70)  Dreyfus Premier State Municipal Bond Fund
71)  The Dreyfus Premier Third Century Fund, Inc.
72)  Dreyfus Premier Value Equity Funds
73)  Dreyfus Premier Worldwide Growth Fund, Inc.
74)  Dreyfus Short-Intermediate Government Fund
75) Dreyfus Short-Intermediate Municipal Bond Fund
76)  The Dreyfus Socially Responsible Growth Fund, Inc.
77)  Dreyfus Stock Index Fund, Inc.
78)  Dreyfus Tax Exempt Cash Management
79)  Dreyfus Treasury Cash Management
80)  Dreyfus Treasury Prime Cash Management
81)  Dreyfus Variable Investment Fund
82)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
83)  General California Municipal Bond Fund, Inc.
84)  General California Municipal Money Market Fund
85)  General Government Securities Money Market Funds, Inc.
86)  General Money Market Fund, Inc.
87)  General Municipal Bond Fund, Inc.
88)  General Municipal Money Market Funds, Inc.
89)  General New York Municipal Bond Fund, Inc.
90)  General New York Municipal Money Market Fund
91)  Mellon Funds Trust



((b)

                                                                                                 Positions
Name and principal                                                                               and Offices with
Business address                      Positions and offices with the Distributor                 Registrant
----------------                      ------------------------------------------                 ----------

Michael G. Millard *                  Chief Executive Officer and Chairman of the Board          None
J. David Officer *                    President and Director                                     None
J. Charles Cardona *                  Executive Vice President and Director                      None
Anthony DeVivio **                    Executive Vice President and Director                      None
James Neiland*                        Executive Vice President and Director                      None
Irene Papadoulis **                   Executive Vice President and Director                      None
Prasanna Dhore *                      Executive Vice President                                   None
Noreen Ross *                         Executive Vice President                                   None
Matthew R. Schiffman *                Executive Vice President and Director                      None
William H. Maresca *                  Chief Financial Officer and Director                       None
Ken Bradle **                         Senior Vice President                                      None
Stephen R. Byers *                    Senior Vice President                                      Executive Vice
                                                                                                 President
Lawrence S. Kash *                    Senior Vice President                                      None
Walter Kress *                        Senior Vice President                                      None
Matthew Perrone **                    Senior Vice President                                      None
Bradley J. Skapyak *                  Senior Vice President                                      None
Bret Young *                          Senior Vice President                                      None
Jane Knight *                         Chief Legal Officer and Secretary                          None
Stephen Storen *                      Chief Compliance Officer                                   None
Maria Georgopoulos *                  Vice President - Facilities Management                     None
William Germenis *                    Vice President                                             Anti-Money
                                                                                                 Laundering
                                                                                                 Compliance Officer
Tracy Hopkins *                       Vice President                                             None
Donna Impagliazzo *                   Vice President                                             None
Mary Merkle *                         Vice President                                             None
Paul Molloy *                         Vice President                                             None
James Muir *                          Vice President                                             None
Anthony Nunez *                       Vice President - Finance                                   None
Gary Pierce *                         Vice President - Finance                                   None
Theodore A. Schachar *                Vice President - Tax                                       None
William Schalda *                     Vice President                                             None
John Shea *                           Vice President - Finance                                   None
Susan Verbil *                        Vice President - Finance                                   None
William Verity *                      Vice President - Finance                                   None
James Windels *                       Vice President                                             Treasurer
James Bitetto *                       Assistant Secretary                                        None
Ronald Jamison *                      Assistant Secretary                                        None

*   Principal business address is 200 Park Avenue, New York, NY 10166.
**  Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.






Item 28.       Location of Accounts and Records
-------        --------------------------------

               1.     Mellon Bank, N.A.
                      One Mellon Bank Center
                      Pittsburgh, Pennsylvania 15258

               2.     Dreyfus Transfer, Inc.
                      One American Express Plaza
                      Providence, Rhode Island 02903

               3.     The Dreyfus Corporation
                      200 Park Avenue
                      New York, New York 10166

Item 29.       Management Services
-------        -------------------

               Not Applicable

Item 30.       Undertakings
-------        ------------

               None



                                   SIGNATURES
                                  -------------

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 27th day of January, 2004.

                     DREYFUS PREMIER STOCK FUNDS

               BY:  /s/Stephen E. Canter*
                    -----------------------------------------------
                    Stephen E. Canter, PRESIDENT

          Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signatures                       Title                           Date
__________________________        _____________________________        ________

/s/Stephen E. Canter*             President                            1/27/04
------------------------------    (Principal Executive
Stephen E. Canter                 Officer)

/s/James Windels*                 Treasurer                            1/27/04
------------------------------    (Principal Financial Officer)
James Windels

/s/Joseph S. DiMartino*           Chairman of the Board                1/27/04
------------------------------
Joseph S. DiMartino

/s/David W. Burke*                Board Member                         1/27/04
------------------------------
David W. Burke

/s/Hodding Carter, III*           Board Member                         1/27/04
------------------------------
Hodding Carter, III

/s/Ehud Houminer*                 Board Member                         1/27/04
------------------------------
Ehud Houminer

/s/Richard C. Leone*              Board Member                         1/27/04
------------------------------
Richard C. Leone


/s/Hans C. Mautner*               Board Member                         1/27/04
------------------------------
Hans C. Mautner

/s/Robin A. Pringle*              Board Member                         1/27/04
------------------------------
Robin A. Pringle

/s/John E. Zuccotti*              Board Member                         1/27/04
------------------------------
John E. Zuccotti


*BY:      /s/John B. Hammalian
          ------------------------------
          John B. Hammalian,
          Attorney-in-Fact




                                  SIGNATURES
                                  -------------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Mellon Institutional Funds Master Portfolio has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts on the 27th day of January, 2004.

                     MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO

               BY:  /s/Patrick J. Sheppard*
                    -----------------------------------------------
                    Patrick J. Sheppard, PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in their capacities with Mellon Institutional Funds Master Portfolio and on the dates indicated.

        Signatures                       Title                     Date
__________________________        _____________________________    _________

/s/Patrick J. Sheppard*           President and Trustee            1/27/04
------------------------------    (Principal Executive
Patrick J. Sheppard               Officer)

/s/Steven M. Anderson*            Vice President and Treasurer     1/27/04
------------------------------    (Principal Financial Officer)
Steven M. Anderson

/s/Samuel C. Fleming*             Trustee                          1/27/04
------------------------------
Samuel C. Fleming

/s/John H. Hewitt*                Trustee                          1/27/04
------------------------------
John H. Hewitt

/s/Benjamin M. Friedman*          Trustee                          1/27/04
------------------------------
Benjamin M. Friedman

/s/Caleb Loring III*              Trustee                          1/27/04
------------------------------
Caleb Loring III




*BY:      /s/Barbara A. McCann
          ------------------------------
          Barbara A. McCann,
          Attorney-in-Fact




                        INDEX OF EXHIBITS


EXHIBIT NO.

23(j)    Consent of Independent Auditors

23(p)    Code of Ethics Pertaining to Mellon Institutional Funds
         Master Portfolio

23(q)    Code of Ethics of Registrant

23(h)(2) Sub-Administration Agreement

23(g)    Amended and Restated Custody Agreement


OTHER EXHIBITS

(c)    Powers of Attorney